Registration Nos. 333-20635
                                                                        811-8037

             As filed with the Securities and Exchange Commission on

                               September 26, 1997

             -------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933                                            /   /


  Pre-Effective Amendment No.      2                                  / X /
                                ------


  Post-Effective Amendment No.                                        /   /
                                ------
                                       and

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                        /   /


  Amendment No.     2                                                 / X /
                 ------


                        (Check appropriate box or boxes)

                       ----------------------------------

                             ORBITEX GROUP OF FUNDS
               (Exact Name of Registrant as Specified in Charter)

                  660 Madison Avenue, New York, New York 10021
                     (Address of Principal Executive Office)

               Registrant's Telephone Number, including Area Code:
                                 (212) 207-4000
                             ----------------------

                                 James L. Nelson
                               660 Madison Avenue
                            New York, New York 10021
                     (Name and Address of Agent for Service)

                                   Copies to:

          Cynthia Surprise                     Leonard B. Mackey, Jr., Esq.
 Vice President & Associate Counsel                   Rogers & Wells
 State Street Bank and Trust Company                  200 Park Avenue
        1776 Heritage Drive                      New York, New York 10166
  North Quincy, Massachusetts 02171

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The Registrant elects to register an indefinite number or amount of its shares of beneficial interest under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940.

                             ORBITEX GROUP OF FUNDS

                              CROSS-REFERENCE SHEET

Form N-1A Item No.                                   Caption in Prospectus
------------------                                   ---------------------
1.       Cover Page                                  Cover Page

2.       Synopsis                                    Cover Page; The Funds at a Glance

3.       Condensed Financial Information             Not Applicable

4.       General Description of Registrant           The Funds at a Glance; Investment Objectives, Strategies and
                                                     Policies; Description of Securities, Other Investment Policies and
                                                     Risk Considerations

5.       Management of the Fund                      How the Trust is Managed

6.       Capital Stock and Other Securities          Organization of the Trust; Dividends, Distributions, and Taxes; How
                                                     to Purchase Shares

7.       Purchase of Securities                      How to Purchase Shares; Shareholder Services; How Each Fund's Net
                                                     Asset Value is Determined

8.       Redemption or Repurchase                    Shareholder Services; How to Redeem Shares

9.       Pending Legal Proceedings                   Not Applicable

                                                     Caption in Statement of
Form N-1A Item No.                                   Additional Information
------------------                                   ----------------------
10.      Cover Page                                  Cover Page

11.      Table of Contents                           Table of Contents

12.      General Information and History             General Information and History

13.      Investment Objectives and                   Investment Restrictions; Description
         Policies                                    of Securities, Other Investment Policies and Risk Considerations

14.      Management of the Fund                      Management of the Trust







                                                     Caption in Statement of
Form N-1A Item No.                                   Additional Information
------------------                                   ----------------------
15.      Control Persons and Principal               Principal Holders of Securities
         Holders of Securities

16.      Investment Advisory and Other               Investment Management and Other
         Services                                    Services

17.      Brokerage Allocation and Other              Brokerage Allocation and Other
         Practices                                   Practices

18.      Capital Stock and Other                     Organization of the Trust
         Securities

19.      Purchase, Redemption and Pricing            Purchase and Redemption of Securities
                                                     Being Offered; Determination of Net Asset Value

20.      Tax Status                                  Taxes

21.      Underwriters                                Distribution of Shares

22.      Calculation of Performance Data             Performance Information About the Funds

23.      Financial Statements                        Financial Statements



                             ORBITEX GROUP OF FUNDS

                               660 Madison Avenue
                            New York, New York 10021


                                   PROSPECTUS
                               September 26, 1997



         Orbitex Group of Funds (the "Trust") is a mutual fund that currently consists of five investment portfolios (each a "Fund" and collectively the "Funds"). Each Fund is managed separately and has its own investment objective, strategies and policies designed to meet different goals.


         Orbitex Strategic Natural Resources Fund seeks capital growth through a flexible policy of investing in securities of companies engaged in natural resource industries and industries supportive to natural resource industries.

         Orbitex Info-Tech & Communications Fund seeks superior long-term capital growth through selective investment in communication, information and related technology companies.


         Orbitex Growth Fund seeks long-term growth of capital through investment in securities of companies of all sizes that offer potential for growth.


         Orbitex Asian Select Advisers Fund seeks superior long-term capital growth through selective investment in Asian companies.



         Orbitex Asian High Yield Fund seeks high current income through investment in securities of issuers based in Asia. The Fund will invest in high yield, high risk debt obligations of issuers in developing Asian markets (commonly referred to as junk bonds). Investments of this type are subject to greater risk of loss of principal and interest.

         There can be no assurance that the objective of each Fund will be realized. For general information about the Trust, please call 1-888-ORBITEX.


         This Prospectus sets forth concisely the information about each Fund that you should know before investing. It should be retained for future reference. A Statement of Additional Information ("SAI"), dated September 26, 1997, about the Funds has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. You may obtain a copy of the SAI at no charge by calling the Trust at the number shown above.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                               PAGE


The Funds at a Glance                                             1
The Funds' Expenses                                               2
Investment Objectives, Strategies and Policies                    5
Description of Securities, Other Investment
         Policies and Risk Considerations                        11
Investment Performance                                           22
Portfolio Turnover                                               23
Dividends, Distributions and Taxes                               23
How to Purchase Shares                                           24
How to Redeem Shares                                             28
How to Exchange Shares                                           29
Shareholder Services                                             30
How Each Fund's Net Asset Value is Determined                    31
How the Trust is Managed                                         32
Portfolio Transactions and Brokerage Practices                   38
Organization of the Trust                                        38
Appendix                                                         40

                              THE FUNDS AT A GLANCE


       The Trust is a Delaware business trust registered with the SEC as an open-end management investment company, commonly known as a "mutual fund." The Trust currently consists of five Funds: Orbitex Strategic Natural Resources Fund, Orbitex Info-Tech & Communications Fund, Orbitex Growth Fund, Orbitex Asian Select Advisers Fund and Orbitex Asian High Yield Fund. Each Fund in the Trust is a separate investment portfolio and has its own investment objective, investment programs, policies and restrictions. Each Fund operates as a diversified investment company except the Asian High Yield Fund which operates as a non-diversified investment company. See "Investment Objectives, Strategies and Policies."

       Management. Each Fund is managed by Orbitex Management, Inc. (the "Adviser"), which directs the day-to-day operations of each Fund. Certain of the Funds, however, have one or more investment sub-advisers (each a "Sub-Adviser") which selects the investments made by that Fund, subject to oversight and direction by the Adviser. Funds Distributor, Inc. (the "Distributor") serves as the distributor for the Trust. State Street Bank and Trust Company ("State Street") serves as the administrator, custodian, accounting services agent, transfer agent and dividend disbursing agent for the Trust. See "How the Trust is Managed."

       Purchases and Sales of Shares. Shares of each Fund are offered at net asset value plus any applicable sales charge (maximum for the Asian High Yield Fund is 4.75% and for each other Fund is 5.75% of public offering price) and subject to a service and distribution fee at the rate of .30% (in the case of the Asian High Yield Fund) and .40% (in the case of the other Funds) of the average daily net assets of the Fund. The minimum initial investment is $2,500 ($2,000 for individual retirement accounts) and the minimum for subsequent investments is $500. See "How to Purchase Shares." Shares may be redeemed at any time at the net asset value of a Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "How to Redeem Shares."


       Risk Considerations. The value of a Fund's shares will fluctuate with the value of the underlying securities in its investment portfolio, and in the case of debt securities, with the general level of interest rates. When interest rates decline, the value of a portfolio invested in fixed-income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-income securities can be expected to decline. In the case of foreign currency denominated securities, these trends may be offset or amplified by fluctuations in foreign currencies.

       Investing in securities of foreign issuers involves certain risks and considerations not typically associated with investing in securities of U.S. companies.


       High yielding fixed-income securities, such as those in which the Asian High Yield Fund may invest without limit and each of the other Funds may invest up to 35%, respectively, of total assets, are subject to greater market fluctuations and risk of loss of income and principal than investments in lower yielding fixed-income securities.


       The Funds intend to employ from time to time certain investment techniques which are designed to enhance income or total return or hedge against market or currency risks but which themselves involve additional risks. These techniques include options on securities, futures, options on futures, options on indexes, options on foreign currencies, foreign currency exchange transactions, lending of securities and when-issued securities and delayed-delivery transactions.

       Each Fund may, from time to time, leverage the assets it has by using borrowed money to increase its portfolio positions.


       Because of the focus of each of the Strategic Natural Resources Fund and the Info-Tech & Communications Fund on its industries, an investment in these Funds may be more volatile than an investment in an investment company that does not concentrate its investments in such a manner.


       Because the Asian High Yield Fund is non-diversified, it is permitted greater flexibility to invest its assets in the securities of any one issuer and therefore will be exposed to increased risk of loss if such an investment underperforms expectations.

       Finally, each Fund may invest in smaller companies. Securities of smaller companies may be more volatile due to their limited product lines, markets or financial resources or their susceptibility to major setbacks or downturns.

       For additional risk information, see "Description of Securities, Other Investment Policies and Risk Considerations."

                               THE FUNDS' EXPENSES

       The Fee Table, including the Examples below, is included to assist your understanding of the various costs and expenses to which an investment in each Fund would be subject. Actual fees and expenses for each Fund for the current year may be more or less than those shown below. A more complete description of all fees and expenses is included in this Prospectus under the section "How the Trust is Managed."


                                  Strategic        Info-Tech &                Asian Select
 Shareholder Transaction     Natural Resources    Communications      Growth    Advisers      Asian High
         Expenses                   Fund               Fund            Fund       Fund        Yield  Fund
 -----------------------            ----               ----            ----       ----        -----------
Maximum Sales Load Imposed
on  Purchases (as a %              5.75%(1)           5.75%(1)        5.75%(1)     5.75%(1)     4.75%(1)
of offering price)

Maximum Sales Load
Imposed on Reinvested              None               None            None         None         None
Dividends

Maximum Deferred Sales
Load Imposed on                    None(2)            None(2)         None(2)      None(2)      None(2)
Redemptions (as a % of
lower of original purchase
price or redemption
proceeds)

-------------------------



(1) Reduced for purchases over $50,000 by certain investors. See "How to Purchase Shares - Initial Sales Charge."

(2) Purchases over $1 million by certain investors are not subject to any sales load at the time of purchases, but a 1% contingent deferred sales charge applies on amounts redeemed within one year of purchase. See "How to Redeem Shares - Contingent Deferred Sales Charge."



                                Strategic            Info-Tech &             Asian Select
 Shareholder Transaction     Natural Resources    Communications      Growth    Advisers      Asian High
         Expenses                   Fund               Fund            Fund       Fund        Yield  Fund
 -----------------------            ----               ----            ----       ----        -----------
Redemption Fee(a)                  None               None            None         None         None
Exchange Fee                       None               None            None         None         None



                                Strategic           Info-Tech &              Asian Select
   Annual Fund Operating    Natural Resources    Communications      Growth    Advisers      Asian High
         Expenses                   Fund               Fund            Fund       Fund        Yield  Fund
 -----------------------            ----               ----            ----       ----        -----------
(as a percentage of average
net assets)
Investment Advisory Fee
(after fee waivers)                 .53%               .53%              0%         .63%         .26%

12b-1 Fees                          .40%               .40%            .40%         .40%         .25%*

Other Expenses                     1.47%              1.47%           1.20%        1.47%        1.16%*
                                   -----              -----           -----        -----        ----
Total Fund Operating
Expenses (after fee waivers)       2.40%              2.40%           1.60%        2.50%        1.67%

----------------------------
(a) A fee of $10.00 is charged by the Trust's transfer agent for each wire redemption.
*      After fee waivers.

       "Other Expenses" is based on estimated amounts for the current fiscal year. The Adviser has agreed to waive or limit its fees and to pay certain operating expenses to the extent necessary to limit Total Fund Operating Expenses to 2.40%, 2.40%, 1.60% and 2.50% for the Strategic Natural Resources Fund, the Info-Tech & Communications Fund, the Growth Fund and the Asian Select Advisers Fund, respectively, subject to possible reimbursement by the Funds in future years if such reimbursement can be achieved within the foregoing expense limits. Consequently, the Investment Advisory Fees actually charged may in the future be higher than reflected above, if consistent with the limits on the Total Fund Operating Expenses. Absent the waiver or limitation of fees: the Investment Advisory Fees and Total Fund Operating Expenses are anticipated to be 1.25% and 3.12%, respectively for the Strategic Natural Resources Fund, 1.25% and 3.12%, respectively for the Info-Tech & Communications Fund and 1.50% and 3.37%, respectively for the Asian Select Advisers Fund; and Investment Advisory Fees, Other Expenses and Total Fund Operating Expenses for the Growth Fund are anticipated to be 0.75%, 1.40% and 2.55%, respectively. The fee waivers and limitations are expected to be in effect during the Trust's current fiscal year. The Adviser has agreed to waive or limit its fees and to pay all operating expenses of the Asian High Yield Fund for the first sixty days of Fund operations. Thereafter, the Adviser has agreed to waive or limit its fees and to pay certain operating expenses to the extent necessary to limit Total Fund Operating Expenses to 2.00%. All waivers and limitations of fees are subject to possible reimbursement by the Asian High Yield Fund in future years if such reimbursement can be achieved within the 2.00% expense limit. Absent the waiver or limitation of fees the Investment Advisory Fee, 12b-1 Fees, Other Expenses and Total Fund Operating Expenses are anticipated to be 1.25%, 0.30%, 1.39% and 2.94%, respectively. These fee waivers and limitations are expected to be in effect during the Trust's current fiscal year.


       Examples: An investor in each Fund would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each future time period.


Fund                                    1 Year            3 Years
----                                    ------            -------
Strategic Natural Resources             $81               $130
Info-Tech & Communications              $81               $130
Growth                                  $73               $106
 Asian Select Advisers                  $82               $132
Asian High Yield                        $64                $98


       The Examples above assume payment of a sales charge at the time of purchase; actual expenses may vary for purchases of shares in amounts of $50,000 or more. Purchases in an amount of $1 million or more are made at net asset value and are subject to a contingent deferred sales charge for one year following purchase. As a result of 12b-1 fees, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.

         These Examples should not be considered to be a representation of past or future fees or expenses for each Fund. Actual fees and expenses may be greater or less than those shown above. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance, but is included for illustrative purposes.

                           The Orbitex Group of Funds

Orbitex Management Inc. offers specialized and opportunistic mutual funds with the potential to enhance returns and diversify overall risk in an investor's portfolio. Through its investment management team and carefully selected subadvisers, Orbitex emphasizes well-articulated investment philosophies and consistent management styles to ensure that investors and investment professionals get what they expect from each Orbitex fund.


Fund                                     Objective                         Suitable Investors
----                                     ---------                         ------------------
Orbitex Strategic Natural Resources      Capital growth through a          Growth-oriented individuals who
Fund                                     flexible policy of investing in   see strong economic trends as an
Managed by Orbitex Management, Inc.      stock and debt obligations of     indicator of natural resource
                                         companies engaged in natural      demand.
                                         resource industries.

Orbitex Info-Tech and Communications     Superior long-term capital        Growth oriented investors who want
Fund                                     growth through selective          to capitalize on opportunities in
Managed by Orbitex Management, Inc.      investment in communication,      global telecommunications and
                                         information, and related          information industries.
                                         technology companies.

Orbitex Growth Fund                      Long-term growth of capital       Long-term investors interested in
Managed by Orbitex Management, Inc.      through investment in             growth opportunities in the U.S.
                                         securities of companies that      stock market.
                                         offer potential for growth.

Orbitex Asian Select Advisers Fund       Superior long-term capital        Individuals attracted to the
Subadvised by:                           growth through selective          growth potential of Asian stocks
BT Fund Managers International/Asia      investment in Asian companies.    and who can accept the risks of
Strategic Investment Management Ltd.                                       international investing.

Orbitex Asian High-Yield Fund            High current income through       Individuals seeking high income
Subadvised by:                           investment in securities of       from a portion of their bond
J.P. Morgan Investment Management, Inc.  issuers based in Asia. The Fund   portfolios and who can accept the
                                         will invest in high-yield,        risks of international investing.
                                         high-risk securities.

Please consult the "Description of Securities, Other Investment Policies and Risk Considerations" section of the prospectus for information on the risks involved in investing in any of the funds.

**********************[line chart]*********************************************

                                                  3/31/92     3/31/93      3/31/94     3/31/95     3/31/96      3/31/97
Lipper Science & Technology Fund Index            $10,000     $11,483      $13,368     $16,012     $20,598      $22,046
MSCI Asia Ex-Japan Index                          $10,000     $12,110      $17,920     $18,172     $21,349      $20,791
S & P 500 Composite Index                         $10,000     $11,523      $11,693     $13,513     $17,851      $21,390
Lipper Natural Resources Funds Category           $10,000     $11,842      $12,402     $13,177     $16,648      $19,329
Lipper Emerging Markets Debt Funds Category                                $10,000     $8,832      $12,458      $16,886

*******************************************************************************

Average Annual Returns
(for periods ended 3/31/97)                                   1 year       3 years        5 years         10 years
------------------------------------------------------------------------------------------------------------------
Lipper Emerging Market Debt Funds Category                    38.90%       19.54%           n/a             n/a
------------------------------------------------------------------------------------------------------------------
Lipper Natural Resources Funds Category                       14.00%       16.24%         14.22%           6.98%
------------------------------------------------------------------------------------------------------------------
MSCI Asia Ex-Japan Index                                      -2.61%        5.08%         15.76%            n/a
------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                                   19.83%       22.30%         16.42%          13.38%
------------------------------------------------------------------------------------------------------------------
Lipper Science and Technology Index                            7.03%       18.15%         17.13%          12.65%
------------------------------------------------------------------------------------------------------------------

The Lipper Analytical Services Averages and Indexes, Standard & Poor's 500 Composite Index, and Morgan Stanley Capital International Asia Ex-Japan are unmanaged indexes. The performance of these indexes does not reflect sales charges; direct investment in the indexes is not possible. Index performance is not intended to represent the future performance of any Orbitex Funds. Past performance is no guarantee of future results. The investment return and principal value of a Fund investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

                 INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES

         Each Fund's objective is a fundamental policy and may not be changed without a shareholder vote. Any investment involves risk and, therefore, there can be no assurance that any Fund will achieve its objective. All investment policies stated throughout this Prospectus, other than those identified as fundamental, may be changed by the Board of Trustees of the Trust without shareholder approval. A complete statement of each Fund's investment restrictions is included in the SAI. Compliance with policies and limitations is determined at the time of purchase of a security; a Fund is not required to sell an investment because of a later change in circumstances.


ORBITEX  STRATEGIC NATURAL RESOURCES FUND

       The objective of the Orbitex Strategic Natural Resources Fund (the "Strategic Natural Resources Fund") is capital growth. The Fund seeks to achieve its objective through a flexible policy of investing primarily in common stock of United States and foreign companies engaged in natural resource industries and industries supportive to natural resource industries.

       At least 65% of the Fund's total assets will normally be invested in common stock issued by natural resource companies. The remainder of the Fund's assets may be invested in equity and debt securities of natural resource companies and of companies outside of the natural resource industries.

          The Fund may invest in securities of foreign companies. However, the Fund will not invest more than 10% of its net assets in securities of such issuers (other than Canadian issuers on which there is no limit). Investments in certain Canadian issuers may be speculative due to certain policies risks and may be subject to substantial price fluctuations.

         A "natural resource company" is an entity in which (i) at least 50% of either the revenues or earnings was derived from natural resource activities, or
(ii) at least 50% of the assets was devoted to such activities, based upon the company's most recent fiscal year. Natural resource companies include: (i) those which own, explore, develop or produce: energy sources (such as oil, gas and coal); ferrous and non-ferrous metals (such as iron, aluminum, copper, nickel, zinc and lead); strategic metals (such as uranium and titanium) and precious metals (such as gold, silver and platinum); chemicals; forest products (such as timber, coated and uncoated tree sheet, pulp and newsprint); other basic commodities (such as foodstuffs); refined products (such as chemicals and steel); (ii) service companies that provide services to producers and refiners of natural resources or provide other products and services, which, in the Adviser's opinion are significant to the ownership and development of natural resources and other basic commodities and (iii) companies that develop energy-efficient technologies, such as systems for energy conversion, conservation and pollution control.


         Please refer to the section entitled "Description of Securities, Other Investment Policies and Risk Considerations" below for a description of the types of securities in which the Fund may invest and the types of practices in which the Fund may engage.

ORBITEX INFO-TECH & COMMUNICATIONS FUND


         The objective of the Orbitex Info-Tech & Communications Fund (the "Info-Tech & Communications Fund") is superior long-term capital growth. The Fund seeks to achieve its objective through selective investment in companies engaged in the communications, information and related technology industries.


         It is expected that the Fund will invest in communications, information and related technology companies in the United States and other developed countries, and will also invest in companies that are well positioned to benefit from the rapid growth in the telecommunications infrastructure in emerging economies. The Adviser's market expectations will determine the allocation of the Fund's investments between industries.

         At least 65% of the Fund's total assets normally will be invested in equity securities issued by communications, information and related technology companies. The remainder of the Fund's assets may be invested in debt securities issued by communications, information and related technology companies and/or equity and debt securities of companies outside of those industries.


         A "communications" company is an entity in which (i) at least 50% of either its revenues or earnings was derived from communications activities, or
(ii) at least 50% of its assets was devoted to communications activities, based on the company's most recent fiscal year. An "information" company is an entity in which (i) at least 50% of either its revenues or earnings was derived from information activities, or (ii) at least 50% of its assets was devoted to information activities, based on the company's most recent fiscal year. For purposes of the Fund's policy of investing at least 65% of its total assets in the securities of communications, information and related technology companies, the companies in which the Fund will invest are those engaged primarily in designing, developing or providing the following products and services: communications equipment and services (including equipment and services for both data and voice transmission); electronic components and equipment; broadcasting (including television and radio, satellite, microwave and cable television and narrowcasting); computer equipment, mobile communications and cellular radio/paging; electronic mail; local and wide area networking and linkage of word and data processing systems; publishing and information systems; videotext and teletext; and emerging technologies combining telephone, television and/or computer systems.

         The Fund will attempt to find those companies which are expected to capitalize on the emerging changes in the global telecommunications industry. The Adviser believes that two major themes currently dominate the industry: the Internet explosion and the global deregulation of the telecommunications industry.


         The increasing popularity of the Internet and the World Wide Web has led to dramatic changes in the networking, computer, and software industries. It has created sharp changes in the value of many companies. The Adviser seeks out companies that it believes will capitalize on these changes. One of the problems with Internet related stocks, however, is that they tend to trade at rich valuations. Rich valuations tend to be associated with sub-par stock price performance. One way to counteract this problem is to provide small amounts of seed capital to Internet related companies. The Adviser believes that some of these seeded companies will eventually become publicly traded companies and create the potential for significant capital gains.

         Countries around the globe are deregulating their computer and telecommunications industries. Many countries are privatizing their state-owned monopolies. This is creating a dramatic change in the global telecommunications industry. The Adviser attempts to find companies that will capitalize on this major trend.

         Please refer to the section entitled "Description of Securities, Other Investment Policies and Risk Considerations" below for a description of the types of securities in which the Fund may invest and the types of practices in which the Fund may engage.

ORBITEX GROWTH FUND

         The objective of the Orbitex Growth Fund (the "Growth Fund") is long-term growth of capital. The production of income will be incidental to this objective. The Fund seeks to achieve its objective through investment in securities believed by the Adviser to have significant appreciation potential.


         The Fund may invest in the securities of any issuer, including U.S. and foreign companies, governments and government agencies. The Fund, however, will tend to focus on the securities of both established and newer or smaller capitalized companies. The Fund expects to invest a majority of its assets in equity securities, but may also invest in debt securities of any quality.


         The Fund strives to provide a high return through a unique multi-factor selection process. In general, the Adviser looks first for stocks that are commonly called "value stocks." These stocks tend to trade at below market price/earnings, price/cash flow, and price/book value ratios. The Adviser seeks to buy stocks that are at the low end of their historical range within those same categories. In other words, the Adviser attempts to buy stocks that are commonly considered cheap.

         At the same time, the Adviser prefers to buy stocks with strong cash flow or earnings momentum. In particular, the Adviser will seek out stocks that are expected by analyst consensus to grow cash flow or earnings by at least 20% per year over the next several years.

         Finally, the Adviser prefers to buy stocks that show positive price momentum. In other words, the Adviser will first seek stocks that it believes have a strong fundamental case for purchase but will defer purchasing the stocks until the market perceives the same positive fundamentals.

         The Adviser believes that this combination of searching for strong value, growth, and price momentum will provide superior capital gains.

         Please refer to the section entitled "Description of Securities, Other Investment Policies and Risk Considerations" below for a description of the types of securities in which the Fund may invest and the types of practices in which the Fund may engage.


ORBITEX ASIAN SELECT ADVISERS FUND

         The objective of the Orbitex Asian Select Advisers Fund (the "Asian Select Advisers Fund") is superior long-term capital growth. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity securities of Asian companies.

         The Fund expects to invest in companies domiciled in Asia and on the Asian side of the Pacific Ocean, such as Bangladesh, the People's Republic of China, South Korea, Vietnam, Hong Kong, Singapore, the Philippines, Australia, New Zealand, Cambodia, Laos, Thailand, India, Pakistan, Sri Lanka, Malaysia, Indonesia and Taiwan but excluding Japan. The Fund may also invest in securities of issuers in other Asian markets such as republics of the former Soviet Union. In addition, companies domiciled outside of Asia but which derive over 50% of their gross revenues from operations or sales in Asia may be included in the Fund.

         While the Fund will focus on equity securities, it may also invest in debt securities.

         The Fund is structured to try to capitalize on the profit potential from investing in Asia while attempting to reduce the risk. Most people recognize that diversification is a way to reduce risk. The Adviser believes that diversification is particularly important in the Asian markets where quality information is more difficult to find.

         The Fund is therefore structured with the use of multiple Sub-Advisers each of which manages a portion of the assets of the Fund. The Sub-Advisers are selected to complement each other. In other words, the Adviser seeks to find Sub-Advisers that have differing investment styles and expertise to reduce risk within the Fund.

         The Adviser also attempts to find Sub-Advisers that have a track record that has consistently outperformed common benchmarks or that have a style which should outperform those benchmarks. In addition, the Adviser prefers to employ Sub-Advisers that have shown a high degree of profit for the amount of risk they take.

         The Adviser has researched potential Sub-Advisers from all the major investment centers of the world in an effort to find these types of Sub-Advisers. The Adviser constantly monitors the current Sub-Advisers as well as potential Sub-Advisers in an effort to maintain a high level of return to the shareholders in the Fund.

         Although the Fund is permitted to do so, it is not expected that the Fund will employ leveraging, invest in real estate or commodities, engage in underwritings or make loans. Please refer to the section entitled "Description of Securities, Other Investment Policies and Risk Considerations" below for a description of the types of securities in which the Fund may invest and the types of practices in which the Fund may engage.


ORBITEX ASIAN HIGH YIELD FUND

         The objective of the Orbitex Asian High Yield Fund (the "Asian High Yield Fund") is high current income. The Fund seeks to achieve this objective by investing primarily in lower rated and unrated debt securities of companies, financial institutions and governments based in Asia. Capital appreciation is a secondary objective.

         Under normal circumstances, at least 65% of the Fund's total assets will be invested in debt securities of issuers based in Asia, the credit quality of which is generally considered the equivalent of U.S. corporate debt securities commonly known as "junk bonds." See Appendix for description of bond ratings.


         The Fund expects to focus on issuers based in developing Asian countries including Bangladesh, Cambodia, China, Hong Kong, India, Indonesia, Korea, Laos, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Thailand, Taiwan and Vietnam. The Fund may also invest in securities of issuers in other Asian markets such as republics of the former Soviet Union and Middle Eastern countries as well as issuers in other developing and developed countries. An issuer is based in Asia if it is domiciled in Asia, including republics of the former Soviet Union and countries in the Middle East, or it derives more than half of its assets, revenues or profits from that region.

         The Fund will normally invest in at least three different countries, although it may invest all of its assets in a single country. The geographical diversification of the Fund's investments will vary from time to time according to the Sub-Adviser's assessment of the instruments available for investment, the rates of return available from them and the risks associated with investing in each market. The instruments in which the Fund will invest may be denominated in a number of different currencies.

          It is anticipated that on a regular basis the Fund will leverage its investments by borrowing. For a description of the limitations on and the risks of borrowing, see "Description of Securities, Other Investment Policies and Risk Considerations - Borrowing."

         The debt securities in which the Fund may invest include: fixed and floating rate bonds, notes and debentures of corporate issuers, including convertible bonds; notes; commercial paper; certificates of deposit; time deposits; obligations issued or guaranteed by foreign governments, their agencies, instrumentalities , political subdivisions and authorities, including obligations of central banks and Brady bonds; loans, including loan participations; asset-backed securities; Eurobonds, Yankee Bonds and Global Bonds. Although the Fund is permitted to invest in common stock, it has no present intention of doing so.

          Under normal market conditions, the Fund's duration will generally be approximately three to six years. The maturities of the securities in the Fund may vary widely. In addition to securities selection, the Sub-Adviser may use futures contracts to adjust the Fund's duration. Generally, the longer the duration of the Fund the more sensitive it will be to changes in interest rates.

         Increases and decreases in the market value of the debt securities in which the Fund invests may arise as a result of favorable changes in relative foreign exchange rates, in relative interest rate levels and/or in the creditworthiness of issuers.

         Current yields tend to be higher in Asia than in the United States. This is due to such factors as poorly developed capital markets and political risk. However, the Sub-Adviser believes it is possible that creditworthiness will improve with economic growth.

         The Adviser believes that investing in Asian high yield securities requires a high degree of knowledge of local market conditions. As a result, the assets of the Fund will be managed by one or more Sub-Advisers, selected by the Adviser, who have demonstrated expertise in the Asian fixed income markets.

          The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). A non-diversified investment company may invest more than 25% of its assets in securities of individual issuers representing greater than 5% each of the investment company's total assets, whereas diversified investment companies may only invest up to 25% of assets in positions of greater than 5%. Both diversified and non-diversified investment companies are subject to diversification specifications under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") which require that, as of the close of each fiscal quarter, (i) no more than 25% of the investment company's total assets may be invested in the securities of a single issuer (except for U.S. Government securities) and (ii) with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (except for U.S. Government securities) or invested in more than 10% of the outstanding voting securities of a single issuer. Because of its non-diversified status, the Fund may be subject to greater credit and other risks than a diversified investment company. The Fund reserves the right to operate as a diversified investment company if such course appears desirable in the opinion of the Board of Trustees.

         Please refer to the section entitled "Description of Securities, Other Investment Policies and Risk Considerations" below for a description of the types of securities in which the Fund may invest and the types of practices in which the Fund may engage.

  DESCRIPTION OF SECURITIES, OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS


         In attempting to achieve its investment objective , each Fund employs a variety of instruments, strategies and techniques which are described below and in greater detail in the SAI. Risks and restrictions associated with these practices are also described. A Fund might not buy all of the securities or use all of the techniques described below to the full extent permitted unless the Adviser or Sub-Adviser believes that doing so will help the Fund achieve its goal.

         Asset-Backed Securities. Each Fund may invest in asset-backed securities. The Asian High Yield Fund is more likely to do so than the other Funds. Asset-backed securities represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. The payment obligations that may underlie certain asset-backed securities are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral securing certain contracts, or other factors.

         Bank Obligations. Each Fund may invest in bank obligations, which include certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks or savings and loan institutions. The Asian Select Advisers Fund and the Asian High Yield Fund may also invest in foreign currency-denominated bank obligations, including Eurocurrency instruments and securities of U.S. and foreign banks and thrifts.

         Below-Investment-Grade Securities. Each Fund other than the Asian High Yield Fund may invest up to 35% of its net assets in debt securities that are rated below "investment grade" by Standard and Poor's Rating Group ("S&P") or Moody's Investors Services, Inc. ("Moody's") or, if unrated, are deemed by the Adviser or Sub-Adviser to be of comparable quality. The Asian High Yield Fund may invest without limit in such securities. Securities rated less than Baa by Moody's or BBB by S&P are classified as below investment grade securities and are commonly referred to as "junk bonds" or high yield, high risk securities.


         Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody's, respectively, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions.

         Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Adviser and Sub-Advisers continuously monitor the issuers of high yield bonds in the portfolios of the Funds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of a Fund's investment objective may be more dependent on the Adviser's or Sub-Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. A Fund may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

         Lower quality debt securities frequently have call or buy-back features which would permit an issuer to call or repurchase the security from a Fund. In addition, a Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and each Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolios. A Fund may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.


         In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Funds may invest, include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions and (iii) the likely adverse impact of a major economic recession.


         A Fund may also incur additional expenses to the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

         The Adviser and Sub-Advisers attempt to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Fund and consider their ability to assume the investment risks involved before making an investment.


         Each Fund may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. The Adviser or Sub-Adviser will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

         Borrowing. Each Fund may from time to time borrow money for investment purposes (i.e., "leverage" to increase its portfolio of securities). Each Fund may borrow only from banks and as a fundamental investment policy may not borrow in excess of one-third of the market value of its assets, less liabilities other than such borrowing. The Asian Select Advisers Fund has also adopted a non-fundamental investment policy that limits borrowing for investment purposes to 25% of its net asset value. Each Fund may borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary or emergency purposes, such as the meeting of redemption requests or the clearance of portfolio transactions. This limitation may be changed only by a vote of the shareholders of the Fund. Current asset value coverage of three times any amount borrowed is required at all times. Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense could limit the Fund's net investment income in any given period.

         Concentration. Because of the focus of each of the Strategic Natural Resources Fund and the Info-Tech & Communications Fund on its industries, an investment in each Fund may be more volatile than that of other investment companies that do not concentrate their investments in such a manner. Moreover, the value of the shares of each Fund will be especially susceptible to factors affecting the industries on which it focuses. Neither Fund should be considered as a complete investment program.

         Special Risks Associated with the  Strategic Natural Resources Fund.
In the United States and foreign countries, natural resource industries may be subject to greater political, environmental and other governmental regulation than many other industries. The nature of such regulation continues to evolve in both the United States and foreign countries, and changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services of natural resource companies. For example, the exploration, development and distribution of coal, oil and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered.


         In addition, many natural resource companies historically have been subject to significant costs associated with compliance with environmental and other safety regulations and changes in the regulatory climate. Such governmental regulations may also hamper the development of new technologies, and it is impossible to predict the direction, type or effect of any future regulation.

         Further, competition is intense for many natural resource companies. As a result, many of these companies may be adversely affected in the future and the value of the securities issued by such companies may be subject to increased share price volatility.


         The value of the Strategic Natural Resources Fund's securities will fluctuate in response to stock market developments, as well as market conditions for the particular natural resources with which the issuer is involved. The Fund may invest in companies whose financial success is dependent on price changes of a particular commodity. The price of the commodity will fluctuate due to changes in the worldwide levels of inventory, and changes, perceived or actual, in production and consumption. The values of natural resources may fluctuate directly with respect to various stages of the inflationary cycle and perceived inflationary trends and are subject to numerous factors, including national and international politics. The Strategic Natural Resources Fund's investments in precious metals are subject to many risks, including substantial price fluctuations over short periods of time. Further, the Strategic Natural Resources Fund's investments in companies are expected to be subject to irregular fluctuations in earnings, because these companies are affected by changes in the availability of money, the level of interest rates, and other factors.


         Special Risks Associated with the Info-Tech & Communications Fund. The communications, information and related technology industries may be subject to greater governmental regulation than many other industries and changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services of these industries. Telephone operating companies in the United States, for example, are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered. Certain types of companies represented in the Fund are engaged in fierce competition for market share. In recent years, these have been companies providing goods and services such as private and local area networks and telephone set equipment. In addition, the products of the companies represented in the Fund may become obsolete quickly.

         Convertible Securities. Each Fund may invest in convertible securities. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning a higher fixed rate of return than is available in common stocks.

         Debt Securities. Each Fund may invest in debt securities. The debt securities in which the Funds may invest consist of corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities, obligations of foreign governments and their agencies and political instrumentalities. The market value of debt securities held by the Funds and, consequently, the net asset value per share of the Funds, to the extent they hold debt securities, can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, the yields of the Funds with significant holdings of debt securities will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the opposite can be expected to occur. Prices of longer-term debt securities generally increase or decrease more sharply than those of shorter-term debt securities in response to interest rate changes.

         Defensive Strategies. Each Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, in the interest of preserving shareholders' capital and consistent with each Fund's investment objective, the Adviser or Sub-Adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted due to market, economic or political conditions. Under a defensive strategy, each Fund may invest up to 100% of its total assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or high quality debt securities or money market instruments issued by corporations or the U.S. or a foreign government. In addition, for temporary defensive purposes, such as during times of international political or economic uncertainty, most or all of the investments of the Asian Select Advisers Fund or the Asian High Yield
Fund may be made in the United States and denominated in U.S. dollars. To the extent any Fund adopts a temporary defensive posture, it will not be invested so as to achieve directly its investment objective.

         In addition, pending investment of proceeds from new sales of the Funds' shares or to meet its ordinary daily cash needs, up to 25% of each Fund's assets may be held in cash (in U.S. dollars, foreign currencies or multinational currency units) or may be invested in foreign or domestic high quality money market instruments. Money market instruments in which each Fund may invest include, but are not limited to: U.S. or foreign government securities, high-grade commercial paper, bank certificates of deposit, bankers' acceptances and repurchase agreements related to any of the foregoing. High-grade commercial paper refers to commercial paper rated A-1 by S&P or P-1 by Moody's or, if not rated, determined by the Adviser or Sub-Adviser to be of comparable quality.


         Depositary Receipts and Securities of Supranational Entities. Each Fund may invest in securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs") representing securities of foreign issuers. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets.

         Each Fund may invest in equity and debt securities issued or guaranteed by supranational entities. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank, the Asian Development Bank and the European Investment Bank.


         Derivatives. Each Fund may buy and write covered call and put options on securities, securities indices and foreign currencies, and may enter into futures contracts and use options on futures contracts. Each Fund may also enter into currency exchange contracts and swap agreements relating to interest rates, foreign currencies and securities indices. All of these may be referred to as "derivatives" transactions. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments. The Funds may also use these techniques to change the duration of fixed income holdings or as a substitute for the purchase or sale of securities or currency. Each Fund will maintain accounts consisting of liquid assets such as cash, U.S. Government securities, or other securities (or, as permitted by applicable regulations, enter into certain offsetting positions to cover its obligations under futures, options and certain foreign currency transactions) to avoid "leveraging" the Fund through these transactions.

         To attempt to hedge against adverse movement in exchange rates between currencies, each Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Funds may enter into forward currency contracts either with respect to specific transactions or with respect to that Fund's portfolio positions or to manage that Fund's exposure to a foreign currency. For example, when a Fund anticipates making a purchase or sale of a security, that Fund may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, when the Adviser or Sub-Adviser believes that a particular currency may decline compared to the U.S. dollar or another currency, a Fund may enter into a forward contract to sell the currency the Adviser or Sub-Adviser expects to decline in an amount approximating the value of some or all of that Fund's portfolio securities denominated in that foreign currency.

         Each Fund also may purchase and sell put and call options on currencies, futures contracts on currencies and options on futures contracts or currencies to hedge against movements in exchange rates.


         In addition, a Fund may purchase and sell put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by that Fund or that the Adviser or Sub-Adviser intends to include in the Fund's portfolio. A Fund also may purchase and sell put and call options on stock indexes. Such stock index options serve to hedge against overall fluctuations in the securities markets generally or in a specific market sector rather than anticipated increases or decreases in the value of a particular security.


         Further, a Fund may sell stock index futures contracts and may purchase put options or write call options on such futures contracts to protect against a general stock market decline or a decline in a specific market sector that could affect adversely a Fund's holdings. A Fund also may buy stock index futures contracts and purchase call options or write put options on such contracts to hedge against a general stock market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. A Fund may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates, to change the duration of fixed income holdings or as a substitute for the purchase or sale of securities.


         In addition, each Fund may purchase and sell put and call options on securities, currencies and indices that are traded on recognized securities exchanges and over-the-counter markets.

         Each of the Funds may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund has invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.


         Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the Adviser's or Sub-Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser or Sub-Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


         Gains and losses on "derivatives" transactions depend on the Adviser's or Sub-Adviser's ability to predict correctly the direction of interest rates, securities prices, currency exchange rates, or other factors. Risks in the use of these derivatives include: a) the risk that interest rates, securities prices, or currency exchange rates or other factors affecting the value of the Fund's investments do not move in the directions being hedged against, in which case the Fund will have incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefit; b) imperfect correlation between the prices of derivatives and the movements of the securities prices, interest rates or currency exchange rates being hedged; c) the possible absence of a liquid secondary market for any particular derivative at any time; d) the potential loss if the counterparty to the transaction does not perform as promised; and e) the possible need to defer closing out certain positions to avoid adverse tax consequences. In particular, the risk of loss from certain types of futures transactions is potentially unlimited. More information on derivatives is contained in the SAI.


         Direct Debt. The Asian High Yield Fund may invest in loans and other direct debt instruments. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for the Fund, or there may be a requirement that the Fund supply additional cash to a borrower on demand.

         Equity Securities. Each Fund may invest in equity securities. The equity securities in which the Funds may invest consist of common stock, preferred stock, convertible securities, rights and warrants. Common stock represents an ownership interest in a corporation.

         Foreign Securities. Each Fund may invest in securities of foreign issuers. Securities of foreign issuers involve different, and sometimes greater, risks than securities of U.S. issuers. These include an increased risk of adverse political and economic developments, and, as to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of the funds or other assets of a Fund.

         There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Funds' interest and dividends from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Funds' net investment income.

         Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because the Funds may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute "derivatives" transactions. See "Derivatives", above.

         Each Fund may invest in issuers domiciled in "emerging markets," those countries determined by the Adviser or Sub-Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees as a tax or fee on a capital market transaction.

         Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities -- securities that may not be sold within seven days at approximately the price used in determining the Fund's net asset value. Securities may be illiquid when they are held subject to legal or contractual restrictions on resale, usually because they have not been registered for sale to the general public ("restricted securities"), or when there is limited market for them. Repurchase agreements that mature in more than seven days are considered illiquid securities.

         Certain restricted securities may be resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. The Adviser or Sub-Adviser, under guidelines approved by the Board of Trustees of the Trust, may determine that some Rule 144A securities are liquid. Institutional trading markets for Rule 144A securities are relatively new. Liquidity of the Fund's investments could be impaired if trading markets for these securities do not develop further or decline. If, through a change in values, net assets or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.


         Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securities, which represent an interest in a pool of mortgage loans. The primary government issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.


         Other Investment Companies. Each Fund may invest up to 10% of its total assets in other investment companies, but only up to 5% of its assets in any one other investment company. In addition, a Fund may not purchase more than 3% of the securities of any one investment company. As a shareholder in an investment company, that Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own management fees and other expenses.

         Notwithstanding these limitations, each Fund reserves the right to convert to a "master/feeder" structure at a future date. Under such a structure, one or more "feeder" funds, such as the Funds, invest all of their assets in a "master" fund, which, in turn, invests directly in a portfolio of securities. If required by applicable law, the Funds will seek shareholder approval before converting to a master/feeder structure. If the requisite regulatory authorities determine that such approval is not required, shareholders will be deemed, by purchasing shares, to have consented to such a conversion and no further shareholder approval will be sought. Such a conversion is expressly permitted under the investment objective and fundamental policies of each Fund.

         Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Fund's risk is the ability of the seller to pay the agreed-upon price on the delivery date. If the seller is unable to make a timely repurchase, the Fund could experience delays in the receipt of expected proceeds, suffer a loss in principal or current interest, or incur costs in liquidating the collateral. The Board of Trustees of the Trust has established criteria to evaluate the creditworthiness of parties with which the Funds may enter into repurchase agreements.

         Rights and Warrants. Each Fund may invest in rights and warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by the Adviser or Sub-Adviser for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.


         Securities Lending. Each Fund may lend its portfolio securities to broker/dealers or to other institutional investors. The borrower must maintain with the Fund's custodian collateral consisting of cash, U.S. Government securities or other liquid securities equal to at least the value of the borrowed securities, plus any accrued interest. The Fund will receive any interest paid on the loaned securities and a fee and/or a portion of the interest earned on the collateral. Income received in connection with securities lending may be used to offset a Fund's custody fees. Each Fund limits its loans of portfolio securities to an aggregate of 33 1/3% of the value of its total assets, measured at the time any such loan is made. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially.

         Short Sales. Each Fund may sell securities that it does not own or have the right to acquire. When a Fund does so, it will maintain with its custodian in a segregated account cash or liquid securities in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker in connection with the short sale (not including the proceeds of the short sale). It is currently expected that a Fund will not sell securities short if, as a result, the total amount of all "open" short positions would exceed 10% of the value of its total assets. This limitation may be changed at any time. Each Fund may also sell securities that it owns or has the right to acquire at no additional cost but does not intend to deliver to the buyer, a practice known as selling short "against the box." These transactions allow a Fund to hedge against price fluctuations by locking in a sale price for securities the Fund does not wish to sell immediately, for example, to postpone recognition of a gain or loss for federal income tax purposes or satisfy certain tests applicable to regulated investment companies under the Internal Revenue Code.


         Small Companies. While each Fund's portfolio normally will include securities of established suppliers of traditional products and services, each Fund may invest in smaller companies which can benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks than large, established issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers.

         Structured Notes. Each Fund may invest up to 25% of its total assets in debt securities, preferred stock, or convertible securities, the principal amount, redemption terms, or conversion terms of which are related to a specified securities or other index, the market prices of specified securities, commodities, or other assets, or specified foreign currency exchange rates. These securities are sometimes referred to as "structured notes" or "structured securities." The prices of structured securities have historically been subject to high volatility and their interest or dividend rates may at times be substantially below prevailing market rates.

         U.S. Government Securities. All of the Funds may invest in U.S. Government Securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations directly issued or guaranteed by U.S. Government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government (such as GNMA bonds), others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the instrumentality (such as FNMA and FHLMC bonds).

         Variable Rate, Floating Rate, or Variable Amount Securities. Each Fund may invest in variable rate, floating rate, or variable amount securities. These are generally short-term unsecured obligations of private issuers. They are generally interest-bearing notes on which the interest rate fluctuates on a scheduled basis.

         When-Issued or Forward Commitment Securities. Each Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund will purchase or sell when-issued securities or enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities which have been purchased on a forward commitment or when-issued basis prior to delivery to the Fund. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur loss.

         Zero-Coupon and Payment-in-Kind Bonds. Each Fund may invest in zero-coupon and payment-in-kind bonds. The Asian High Yield Fund is more likely to do so than the other Funds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

         Fundamental Investment Policies and Restrictions. Some of the policies and restrictions discussed throughout this Prospectus are fundamental, this is, subject to change only by shareholder approval. The following paragraph restates all those that are fundamental.


         For each Fund other than the Asian High Yield Fund, with respect to 75% of its total assets, a Fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of a single issuer. Except for the Strategic Natural Resources Fund and the Info-Tech & Communications Fund, a Fund will not invest 25% or more of the value of the Fund's total assets in the securities of issuers in any one industry. These limitations do not apply to U.S. Government securities. As a fundamental policy, the Strategic Natural Resources Fund will invest at least 25% of its total assets in securities of companies in natural resource industries and industries supportive to natural resource industries. As a fundamental policy, the Info-Tech & Communications Fund will invest at least 25% of its total assets in securities of companies in the communications, information and related technology industries. A Fund may borrow money for investment purposes, but not in an amount exceeding 33 1/3% of its total assets, and may borrow up to an additional 5% of its total assets for temporary or emergency purposes. Loans by a Fund, in the aggregate, may not exceed 33 1/3% of a Fund's total assets.


                             INVESTMENT PERFORMANCE

       Each Fund may illustrate in advertisements its average annual total return, which is the rate of growth of the Fund that would be necessary to achieve the ending value of an investment kept in the Fund for the period specified and is based on the following assumptions: (1) all dividends and distributions by the Fund are reinvested in shares of the Fund at net asset value, and (2) all recurring fees are included for applicable periods.

       Each Fund may also illustrate in advertisements its cumulative total return for several time periods throughout the Fund's life based on an assumed initial investment of $1,000. Any such cumulative total return for each Fund will assume the reinvestment of all income dividends and capital gains distributions for the indicated periods and will include all recurring fees.

       The Asian High Yield Fund may further illustrate in advertisements its yield based on a recent thirty (30) day period, which reflects the income per share earned by the Fund's portfolio investments. The yield is calculated by dividing the Fund's net investment income per share during that period by the net asset value on the last day of that period and annualizing the result.

       Further information on each Fund's performance calculations is described in the SAI.

                               PORTFOLIO TURNOVER

         The rate of portfolio turnover generally will not be important in investment decision making for any of the Funds. Decisions to buy and sell securities will be based on the anticipated contribution of a security to achievement of a Fund's investment objectives. Sales can result from, for example, securities reaching a price objective, anticipated changes in interest rates, changes in the creditworthiness of issuers, or general financial or market developments. The Funds may sell one security and simultaneously buy another of comparable quality and may simultaneously buy and sell the same security to take advantage of short-term differences in bond yields. The Funds may buy individual securities in anticipation of relatively short-term price gains. A Fund's liquidity needs may also necessitate sales. Because these factors generally are not tied to the length of time a security has been held, a significant number of short-term transactions may result.


         Although the Funds cannot accurately predict their annual turnover rates, it is estimated that annual turnover rates will generally be 90% for the
 Strategic Natural Resources Fund, 100% for the Info-Tech & Communications Fund, 100% for the Growth Fund, 50% - 75% for the Asian Select Advisers Fund and 40% - 50% for the Asian High Yield Fund. A 100% annual turnover rate would occur if all of a Fund's securities were replaced one time during a one year period.


         While portfolio transactions will be necessary to achieve a Fund's investment objective, a high level of turnover (100% or more) entails certain costs. The higher the turnover, the higher the overall brokerage commissions, dealer mark-ups and mark-downs, and other direct transaction costs incurred. High turnover can also result in acceleration of the realization of gains, which may be short-term in nature and thus taxable to shareholders at ordinary rates.

         Certain tax considerations can restrict a Fund's ability to sell securities in some circumstances when those securities have been held for less than three months. See the SAI.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

       Each Fund intends to elect to be treated and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and, if it so qualifies, it will not be subject to federal income tax on any income and net capital gain distributed to its shareholders.


       As a result, it is the policy of each Fund to declare and distribute to its shareholders as income dividends or capital gain dividends, at least annually, substantially all of its net investment income and net capital gain realized from the sale of its portfolio securities, if any.

       Income dividends will normally be distributed quarterly for the Asian High Yield Fund and annually for each of the other Funds. Income dividends are derived from each Fund's net investment income, including any net short-term capital gain and dividends received by a Fund, and are taxable to shareholders as ordinary income. The excess of net long-term capital gain over the net short-term capital losses realized and distributed by a Fund as net capital gain dividends are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held the shares. Income dividends and net capital gain dividends declared in October, November or December of one year to shareholders of record as of a specified date in such a month and paid in January of the following year are taxable in the year they are declared. The Trust will mail to its shareholders a Form 1099 by the end of January of each year indicating the federal tax status of each Fund's income dividends and net capital gain dividends.

       Both income dividends and net capital gain dividends are paid by the Funds on a per share basis to the shareholders of record as of the distribution date of that Fund, regardless of how long the shares have been held. That means that if shareholders buy shares just before or on the record date, they will pay the full price for the shares and then may receive a portion of the price back as a taxable distribution. If a shareholder held shares for six months or less and during that period received a distribution taxable to such shareholder as a long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.


       Each Fund is required by federal law to withhold 31% of reportable payments (which may include income dividends, net capital gain dividends, and share redemption proceeds) paid to shareholders who have not complied with IRS regulations. In order to avoid this back-up withholding requirement, a shareholder must certify on the shareholder's purchase application form ("Application"), or on a separate W-9 Form supplied by the Trust's transfer agent, that the shareholder's Social Security or Taxpayer Identification Number is correct (or that the shareholder has applied for such a number and is waiting for it to be issued) and that the shareholder is not currently subject to backup withholding, or the shareholder is exempt from backup withholding.


       Unless the shareholder elects otherwise, as permitted on the Application, income dividends and net capital gain dividends with respect to a particular Fund will be reinvested in additional shares of that Fund and will be credited to the shareholder's account with that Fund at the net asset value per share next determined as of the ex-dividend date.


       Under existing provisions of the Internal Revenue Code, individuals, corporations and other shareholders that are not "U.S. Persons" under such Code may be subject to federal income tax withholding at the applicable rate on income dividends and net capital gain dividends. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.


       Payments from a Fund to shareholders of income dividends and net capital gain dividends are taxable to shareholders of a Fund when such dividends are paid, regardless of whether they are taken in cash or reinvested in shares of the Fund.


       Each Fund may invest in the stock of foreign investment companies that may be treated as "passive foreign investment companies" ("PFICs") under the Internal Revenue Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that a Fund derives may be subject to a non-deductible federal income tax at the Fund level. A Fund may be able to avoid this tax by making a mark-to-market election. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Fund may incur the PFIC tax in some instances.


       Shareholders are urged to consult their tax advisers concerning the effect of Federal income taxes in their individual circumstances.

                             HOW TO PURCHASE SHARES


       The initial minimum investment is $2,500 ($2,000 for individual retirement accounts) per Fund. Such minimum investment amount may, in certain cases, be waived or lowered by the Trust.


       Opening an Account. You may make an initial purchase of shares of each Fund through the Distributor or its Selling Group Members. Shares of the Funds may be purchased on any day the Funds are open for business. A COMPLETED AND SIGNED APPLICATION IS REQUIRED FOR EACH NEW ACCOUNT YOU OPEN WITH EACH FUND.

         Purchases Through Selling Group Members. Securities dealers, banks, or other financial service firms having Selected Dealer Agreements with the Distributor (collectively, "Selling Group Members") are authorized to sell you shares of the Funds. If you purchase shares through a Selling Group Member, such member must receive your order before the close of regular trading on the New York Stock Exchange ("NYSE"), which normally is 4:00 p.m. Eastern time, and transmit it to the Trust by 5:00 p.m., Eastern time, to receive that day's share price. (See "Share Price" below.) Selling Group Members are responsible for promptly transmitting purchase orders to the Distributor.


         Purchases By Mail. You may purchase shares of the Funds by mailing the completed Application, with your check made payable to Orbitex Group of Funds - (Name of Fund), to: Orbitex Group of Funds, P.O. Box 8069, Boston, MA 02269-8069.

         Purchases By Wire. Shares of each Fund may be purchased by wiring funds to the wire bank account for each Fund. Your bank may charge you a fee for the wire. Wire transactions are not available for retirement accounts.

         To make an initial purchase by wire, please telephone the Trust at 1-888-ORBITEX for instructions and to receive an account number. You should instruct a Federal Reserve System member bank to wire funds to: State Street Bank & Trust Company, ABA No. 01100028, Attn: Custody & Shareholder Services,
Credit: Name of Fund, DDA No. 9905-295-3, FBO: Shareholder Name, Name of Fund, Shareholder Account Number. Please complete and mail an Application to the address shown above under purchases by mail.

         You may make subsequent purchases in an existing account by wiring funds to: State Street Bank & Trust Company, ABA No. 01100028, Attn: Custody & Shareholder Services, Credit: Name of Fund, DDA No. 9905-295-3, FBO: Shareholder Name, Name of Fund, Shareholder Account Number.

         Subsequent Purchases. Minimum $500 per Fund, except for reinvestment of dividends and distributions. Subsequent purchases in an existing account may be made (i) through the Distributor by mail (see instructions above) or by wire (see instructions above), (ii) through Selling Group Members or (iii) through use of certain services available to shareholders of the Funds, such as the Telephone Investment Privilege and the Exchange Privilege described below under "How to Exchange Shares."

         Telephone Investment Privilege. If you are eligible to use the Telephone Investment Privilege, you may make additional purchases in your account of $500 or more by telephoning the Trust at 1-888-ORBITEX between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Trust is open. Telephone investment requests made after 4:00 p.m. Eastern time will be processed as of the close of business on the next business day. In accordance with your instructions, we will electronically transfer monies from your bank account designated on the Application to your account with the Trust. Please see "Shareholder Services - Telephone Privileges" below.

         Share Price. To make an initial purchase of shares of the Funds, a completed and signed Application must first be received and accepted. Purchases in each Fund will be effected at the public offering price of that Fund next determined after your purchase order has been received and accepted by the

Trust. The public offering price of a Fund is the per share net asset value of that Fund next determined after receipt of the purchase order, plus any applicable initial sales charge.


         Share Certificates. In the interest of economy and convenience, share certificates will not be issued.


         Conditions of Your Purchase. The Trust and the Distributor each reserve the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. Purchases are not binding on the Trust or the Distributor or considered received until such purchase orders are received and accepted by the Trust. All purchases must be made in United States dollars and, to avoid fees and delays, all checks must be drawn only on United States banks. No cash will be accepted. As a condition of this offering, if your purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Funds incur. Due to the high risk of fraud, the Trust will not accept third-party checks to purchase shares of the Funds. (A third-party check is a check that has been endorsed by the payee and signed over to the Fund.)


         Initial Sales Charge. The public offering price of shares is the next determined net asset value of a Fund, plus any applicable sales charge, which, for investors who are residents of the United States, will vary with the size of the purchase as shown in the following tables:

         For all Funds other than the Asian High Yield Fund, the sales charge is 5.75% of the offering price; however, for investors who are residents of the United States, the sales charge will be reduced for purchases of $50,000 or more as follows::


                                         Sales Charge as a Percentage of
                                         -------------------------------      Broker Reallowance as a
                                          Offering        Net Investment       Percentage of Offering
Amount of Purchase                          Price        (Net Asset Value)              Price
------------------                          -----        -----------------              -----
Less than $50,000                           5.75%              6.10                     5.00%
$50,000 but less than $100,000              4.50%              4.71                     3.75%
$100,000 but less than $250,000             3.50%              3.63                     2.75%
$250,000 but less than $500,000             2.50%              2.56                     2.00%
$500,000 but less than $1,000,000           2.00%              2.04                     1.75%
$1,000,000 but less than $3,000,000         None*              None*                (see below)**
$3,000,000 but less than $50,000,000        None*              None*                (see below)**
$50,000,000 or more                         None*              None*                (see below)**


         For the Asian High Yield Fund, the sales charge is 4.75% of the offering price; however, for investors who are residents of the United States, the sales charge will be reduced for purchases of $50,000 or more as follows:


                                         Sales Charge as a Percentage of
                                         -------------------------------      Broker Reallowance as a
                                          Offering        Net Investment       Percentage of Offering
Amount of Purchase                          Price        (Net Asset Value)              Price
------------------                          -----        -----------------              -----
Less than $50,000                           4.75%              4.99                     4.00%
$50,000 but less than $100,000              3.50%              3.63                     2.75%
$100,000 but less than $250,000             2.50%              2.56                     1.75%
$250,000 but less than $500,000             1.50%              1.52                     1.00%

                                       27

$500,000 but less than $1,000,000           1.00%              1.01                      .75%
$1,000,000 but less than $3,000,000         None*              None*                (see below)**
$3,000,000 but less than $50,000,000        None*              None*                (see below)**
$50,000,000 or more                         None*              None*                (see below)**

-------------------

* No initial sales charge applies on investments by residents of the United States of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions within one year of the purchase. See "How to Redeem Shares - Contingent Deferred Sales Charge."

**   The following commissions will be paid by the Distributor to  Selling Group
Members who initiate and are responsible for purchases of any single purchaser who is a resident of the United States of $1 million or more: 1% on purchase amounts up to $3 million, plus 0.50% on the excess up to $50 million, plus 0.25% on the excess over $50 million.

         Shares issued pursuant to the automatic reinvestment of income dividends and capital gains distributions are not subject to any sales charges. The Distributor's commission is the sales charge shown above less any applicable discount "reallowed" to Selling Group Members. Normally, the Distributor will reallow discounts to Selling Group Members in the amounts indicated above. The Distributor may, however, from time to time elect to re-allow up to the entire initial sales charge to Selling Group Members . Selling Group Members to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

         Reduced Sales Charges. A reduction of sales charge rates for purchasers who are residents of the United States in the tables above may be obtained as follows:


         [bullet] Letter of Intent. Investors may qualify for reduced sales charges on all investments by completing the Letter of Intent section in the Application, expressing an intention to invest an amount within a 13-month period in a Fund which, if made at one time, would qualify for a reduced sales charge. The minimum initial investment under a Letter of Intent is 5% of the total Letter of Intent amount. Shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of the purchase. For a further description of the Letter of Intent, see "Purchase and Redemption of Securities Being Offered - Letter of Intent" in the SAI.

         [bullet] Right of Accumulation. Under the Right of Accumulation, a "single purchaser" may combine a current purchase of shares of a Fund with prior purchases of shares of any Fund to qualify for a reduced sales charge. The term "single purchaser" refers to: (i) an individual; (ii) an individual and spouse purchasing shares of the Fund for their own account or for trust or custodial accounts for their minor children; or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Internal Revenue Code, including related plans of the same employer. To be entitled to a reduced sales charge based upon shares already owned, the investor must ask the Distributor for such entitlement at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their minor children, and the age of any such child.


         [bullet] Other Circumstances. The initial sales charge will be waived on the following types of purchases: (1) purchases by investors who have invested $1 million or more in one Fund alone or in any combination of Funds;
(2) purchases by the officers, directors/trustees, and employees of the Trust, the Adviser or the Distributor; the immediate family members of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or family members; or the estate of any such person or family members; (3) purchases by Selling Group Members, for their own accounts, or for retirement plans for their employees or sold to registered representatives or full time employees (and their immediate families) that certify to the Distributor at the time of purchase that such purchase is for their own account (or for the benefit of their immediate families); (4) purchases by a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more; (5) purchases by a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code); (6) purchases with trust assets; (7) purchases in accounts as to which a Selling Group Member charges an account management fee; (8) purchases by any state, county, or city, or any governmental instrumentality, department, authority or agency; (9) purchases with redemption proceeds from another mutual fund (which is not a series of the Trust) on which the investor has paid a front-end sales charge only; and (10) purchases by such other persons as are determined by the Board of Trustees of the Trust (or by the Adviser pursuant to guidelines established by such Board) to have acquired shares under circumstances not involving any sales expenses to the Fund or the Distributor.


                              HOW TO REDEEM SHARES


         Shareholders have the right to redeem (subject to the restrictions outlined below) all or any part of their shares in the Funds at a price equal to the net asset value of such shares next computed following receipt in proper form of the redemption request by the Trust. Unless you have selected the Telephone Redemption Privilege and provided the required information, in order to redeem shares in the Funds, a written request in "proper form" (as explained below) must be sent directly to Orbitex Group of Funds, P.O. Box 8069, Boston, MA 02269-8069. You cannot redeem shares by telephone unless you are eligible to use the Telephone Redemption Privilege. In addition, the Trust cannot accept requests which specify a particular date for redemption or which specify any other special conditions. All requests to redeem shares from a retirement account must be made in writing. Please call 1-888-ORBITEX for further information.


         Proper Form for All Redemption Requests. Your redemption request must be in proper form. To be in proper form, your redemption request must include:
(1) for written redemption requests, a "letter of instruction," which is a letter specifying the name of the Fund, the number of shares to be sold, the name(s) in which the account is registered, and your account number. The letter of instruction must be signed by all registered shareholders for the account using the exact names in which the account is registered; (2) other supporting legal documents, as may be necessary, for redemption requests by corporations, trusts, and partnerships; and (3) any signature guarantees that are required by the Trust where the value of the shares being redeemed is $50,000 or greater, or where the redemption proceeds are to be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees are required if the amount being redeemed is $50,000 or more but are not required for redemptions made using the Telephone Redemption Privilege, unless redemption proceeds are to be sent to a person other than the registered shareholders or for the account or to an address or account other than that of record.

         Signature Guarantees. Signature guarantees, when required, can be obtained from any one of the following institutions: (i) a bank; (ii) a securities broker or dealer, including a Government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency. Notary publics are not acceptable guarantors.

         Your request for redemption will not be processed if it is not in proper form and will be held until it is in proper form, as described above. The Trust will notify you if your redemption request is not in proper form.

         Receiving Your Redemption Payment. Except under certain emergency conditions, your redemption payment will be sent to you within seven days after receipt of your telephone or written redemption request, in proper form, by the Trust.


         If your redemption request is with respect to shares purchased by a personal, corporate, or government check within ten days of the purchase date, the redemption payment will be held until the purchase check has cleared (which may take up to fifteen days from the purchase date), although the shares redeemed will be priced for redemption upon receipt of your redemption request. You can avoid the inconvenience of this check clearing period by purchasing shares with a certified, treasurer's or cashier's check, or with a federal funds or bank wire.

         Wire Redemption. You may request that your redemption proceeds be wired directly to your bank account. The Trust's transfer agent imposes a $10.00 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire. The redemption proceeds must be paid to the same bank and account as designated on the Application or in written instructions in proper form subsequently received by the Trust.

         Minimum Account Size. Due to the relatively high cost of maintaining accounts, the Trust reserves the right to redeem shares in any account if, as the result of investor redemptions, the value of that account drops below $1,000. You will be allowed at least sixty (60) days, after written notice by the Trust, to make an additional investment to bring your account value up to at least $1,000 before the redemption is processed.

         Contingent Deferred Sales Charge. In order to recover commissions paid to Selling Group Members, a contingent deferred sales charge of 1% applies to certain redemptions made within the first year after investing with respect to shares purchased at net asset value without a sales charge at time of purchase due to purchases of $1 million or more.


         No charge is imposed to the extent that the net asset value of the shares redeemed does not exceed (a) the current net asset value of shares purchased through reinvestment of dividends or capital gain distributions plus
(b) the current net asset value of shares purchased more than one year prior to the redemption, plus (c) increases in the net asset value of the shareholder's shares above the purchase payments made during the preceding one year.

         The contingent deferred sales charge will be waived on (1) involuntary redemptions effected pursuant to the Trust's right to liquidate shareholder accounts having an aggregate net asset value of less than $1,000; and (2) redemptions the proceeds of which are reinvested in the Trust within 90 days of the redemption.

         Telephone Redemption Privilege. If you are eligible to use the Telephone Redemption Privilege, you may authorize the redemption of some ($1,500 minimum) or all shares in your account with the Trust by telephoning the Trust at 1-888-ORBITEX between 8:30 a.m. and 4:00 p.m. Eastern time on any day the

Trust is open. In accordance with your telephone instructions, we will redeem your shares at their net asset value next determined after your telephone redemption request is received. Telephone redemption requests received after 4:00 p.m. Eastern time will be processed as of the close of business on the next business day. Redemption proceeds will, in accordance with your prior election, be mailed to you at your current address or electronically transmitted to your designated bank account. Please see "Shareholder Services - Telephone Privileges" below.


                             HOW TO EXCHANGE SHARES


         Exchange Privilege. The exchange privilege is a convenient way to buy shares in each Fund in order to respond to changes in your investment goals or in market conditions. In addition to the Telephone Exchange Privilege described below, shareholders in each Fund may exchange their shares for shares in the other Fund by a written request, in proper form, sent to the Trust, as described under "Purchase By Mail" above. Such shares exchanged will be valued at their respective net asset values next determined after the receipt of the written exchange request. When making a written exchange request, please provide your current Fund's name, your account name(s) and number(s), the name of the Fund into which you wish to exchange your investment, the amount you wish to exchange, and specify all current shareholder service privileges you wish to continue in your new account (e.g., Telephone Privileges). For written exchange requests, the signatures of all registered owners are required. Exchanges are accepted only if the ownership registrations of both accounts are identical. No initial sales charge, redemption fee or penalty is imposed on exchanges. In establishing a new account by exchange, the shares being exchanged must have a value of at least $2,500. All subsequent amounts exchanged must be $500 or more per Fund. Please note that, for tax purposes, depending on your tax status, an exchange may involve a taxable transaction. The exchange privilege may be modified or terminated upon 60 days' written notice to shareholders.

         Telephone Exchange Privilege. The Telephone Exchange Privilege permits you to exchange shares from your account in one Fund for shares in another Fund (if the accounts in each Fund are identically registered) by telephoning the Trust at 1-888-ORBITEX between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Trust is open. Shares exchanged will be valued at their respective net asset value next determined after a telephone exchange request is received. Telephone exchange requests made after 4:00 p.m. Eastern time will be processed as of the close of business on the next business day. Please notify the Trust in writing of all shareholder service privileges you wish to continue in any new account opened by a telephone exchange request.


                              SHAREHOLDER SERVICES


         Shareholder Inquiries and Services Offered. If you have any questions about the Trust or the following services, please call 1-888-ORBITEX and ask about the Trust or write Orbitex Group of Funds, P.O. Box 8069, Boston, MA 02269-8069. The Trust reserves the right to change the shareholder services described below or to amend their terms or conditions upon sixty (60) days notice to shareholders.

         Shareholder Statements and Reports. Each time you buy or sell shares or reinvest a dividend or distribution in any Fund, you will receive an account statement with respect to that Fund confirming such transaction and listing your current share balance with that Fund. You will also receive account statements quarterly. The Trust also will send you annual and semi-annual shareholder reports that contain certain financial information concerning the Funds. In addition, you will receive year-end tax information about your accounts with each Fund.

         Telephone Privileges. For your convenience, the Trust provides telephone privileges that allow you by telephone authorization to (i) purchase shares in each Fund; (ii) exchange shares from your account in one Fund for shares in another Fund; and (iii) redeem shares in each Fund. If you do not want the ability to redeem and exchange by telephone, call 1-888-ORBITEX for instructions. Procedures have been established by the Trust and its transfer agent that are considered to be reasonable and are designed to confirm personal identification information prior to acting on telephone instructions, including tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If the Trust or the transfer agent does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, the Trust may be liable for any losses arising out of any action on its part or any failure or omission to act as a result of its own negligence, lack of good faith, or willful misconduct. In light of the procedures established, neither the Trust nor the transfer agent will be liable for following telephone instructions that it believes to be genuine. During periods of extreme economic conditions or market changes, requests by telephone may be difficult to make due to heavy volume. During such times, please consider placing your order by mail.


       The telephone privileges are not available with respect to redemptions for accounts requiring supporting legal documents.


         Systematic Investment Program. You may arrange for automatic monthly or quarterly investing whereby the transfer agent will be authorized to initiate a debit to your bank account for a specific amount ($50 minimum) each month or quarter which will be used to purchase shares. For institutions that are members of the Automated Clearing House System (ACH), such purchases can be processed electronically on any day of the month between the 3rd and 28th. The Application contains the requirements applicable to this program. To establish the Systematic Investment Program for a new account, complete the appropriate section of the Application. To establish the Systematic Investment Program for an existing account call the Trust at 1-888-ORBITEX.

         Systematic Withdrawal Program. If you own shares with a total value of not less than $10,000, you may participate in a systematic withdrawal program providing for fixed payments to you (or to a third party) at regular monthly, quarterly or annual intervals. You may realize a capital gain or loss on each fixed-amount payment. Additional information concerning the Systematic Withdrawal Program is set forth in the SAI. If you desire to participate in the Systematic Withdrawal Program, you may do so by completing and submitting the appropriate application to the transfer agent. The Systematic Withdrawal Program is voluntary and may be terminated at any time by the shareholder.

         Systematic Exchange Program. Under a Systematic Exchange Program a shareholder may set up periodic exchanges to an identically registered account in another Orbitex Fund. The account from which the exchanges are being processed must have a minimum balance of $10,000. The account into which the exchange is being processed must have a minimum of $1,000. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a gain or loss. To establish a Systematic Exchange Program call the Trust at 1-888-ORBITEX after both accounts are established. For further details concerning this program, see the SAI.

         Retirement Accounts. The Trust makes available individual retirement account plans ("IRAs"), including IRA "Rollover Accounts". There is an annual fee of $10 per Fund in which you own shares up to a maximum fee of $30 for administering your retirement account. Detailed information about these plans and a retirement account application package are available from the Trust by calling 1-888-ORBITEX. Investors should consult with their own tax advisors before establishing a retirement plan.

                  HOW EACH FUND'S NET ASSET VALUE IS DETERMINED


         Each Fund calculates its net asset value as of the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time), each day the Fund is open for business. Each Fund's net asset value per share is computed by determining the value of its total assets, subtracting all of its liabilities, and dividing the result by the total number of shares outstanding at such time.


         Equity securities are valued at the last sale price on the exchange or in the over-the-counter market in which such securities are primarily traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Adviser or Sub-Adviser deems it appropriate, prices obtained from a bond pricing service will be used. Short-term debt investments are amortized to maturity, provided such valuations represent fair value. When market quotations for futures and options positions held by a Fund are readily available, those positions are valued based upon such quotations.

         Foreign securities are valued on the basis of market quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.


         If market quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, securities and other assets are valued as determined in good faith by or under the direction of the Board of Trustees of the Trust.


         Certain securities from time to time may be listed primarily on foreign exchanges which trade on days when the NYSE is closed (such as a Saturday). As a result, the net asset value of a Fund's shares may be significantly affected by such trading on days when shareholders have no access to that Fund.

                            HOW THE TRUST IS MANAGED


         Board of Trustees. The management of the Trust's business and affairs is the responsibility of its Board of Trustees. Although the Board of Trustees is not involved in the day-to-day operations of the Funds, it has the responsibility for establishing broad operating policies and supervising the overall performance of the Funds.

         Adviser. The Trust is managed by Orbitex Management, Inc. (the "Adviser"), 660 Madison Avenue, New York, New York 10021. The Adviser was founded in 1995 and is registered with the SEC as an investment adviser. The Adviser has no prior experience in managing registered investment companies. The Adviser, however, is affiliated with Orbitex Management Ltd., an investment adviser which provides investment services to individuals and institutions including Canadian unit trusts. As of December 31, 1996 Orbitex Management Ltd. managed approximately $1.2 billion of assets. The Adviser is a wholly-owned subsidiary of Orbitex, Inc., a business development company which is a wholly-owned subsidiary of Capital Management Ltd., an investment management firm. Mr. Thomas Bachmann is a controlling person of Capital Management Ltd.


         Under the terms of an investment advisory agreement (the "Advisory Agreement") with the Trust on behalf of each Fund, the Adviser is responsible for formulating the Funds' investment programs, allocating assets among Sub-Advisers, and monitoring and evaluating the investment programs and performance of the Sub-Advisers. In addition, the Adviser is responsible for making day-to-day investment decisions and engaging in portfolio transactions on behalf of the Strategic Natural Resources Fund, the Info-Tech &
Communications Fund and the Growth Fund. The Adviser also furnishes corporate officers, provides office space, services and equipment and supervises all matters relating to the Trust's operations. The Advisory Agreement also provides that the Adviser may retain Sub-Advisers at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Fund's of the Trust.

         Courtney D. Smith, Chief Investment Officer of Orbitex Management, Inc., is responsible for allocating assets among the Sub-Advisers of Funds with multiple Sub-Advisers and, if the Adviser is to use a Sub-Adviser in managing a Fund, for selecting the Sub-Adviser. Please refer to "Portfolio Managers" below.

         The Trust intends to apply to the SEC for an exemptive order which, if granted, will permit the Adviser subject to approval by the Board of Trustees of the Trust to engage and terminate Sub-Advisers without shareholder approval. There is no assurance that the SEC will grant such exemptive order.

         As compensation for its services under the Advisory Agreement, each of the Funds will pay the Adviser a fee, computed daily and paid monthly, at the annualized rate (expressed as a percentage of average daily net assets) of 1.25% for the Strategic Natural Resources Fund, 1.25% for the Info-Tech & Communications Fund, .75% for the Growth Fund, 1.50% for the Asian Select Advisers Fund and 1.25% for the Asian High Yield Fund .

         In the interest of limiting the expenses of the Funds, the Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total operating expenses (expressed as a percentage of average net assets on an annual basis) of: the Strategic Natural Resources Fund to 2.40%, the Info-Tech & Communications Fund to 2.40%, the Growth Fund to 1.60% and the Asian Select Advisers Fund to 2.50%. This waiver is expected to be in effect during the Trust's current fiscal year. The Adviser has voluntarily agreed to waive its entire advisory fee and reimburse all expenses of the Asian High Yield Fund for the first sixty days of Fund operations and thereafter to waive its fees and reimburse certain expenses to the extent necessary to keep total operating expenses to 2.00% of average net assets on an annual basis.

         Reimbursement by a Fund of the fees waived or other expenses paid by the Adviser may be made at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the annual expense ratio of a Fund to exceed the amount of the relevant expense limitation. Consequently, no reimbursement by a Fund would be made unless a Fund's actual annual operating expense ratio were less than 2.40%, 2.40%, 1.60%, 2.50% and 2.00% in the case of the Strategic Natural Resources Fund, the Info-Tech & Communications Fund, the Growth Fund, the Asian Select Advisers Fund and the Asian High Yield Fund , respectively, and payment of such reimbursement was approved by the Board of Trustees of the Trust on a quarterly basis. The total amount of reimbursement to which the Adviser may be entitled in any year will be equal to the sum of all fees waived and/or assumed by the Adviser during any of the previous two fiscal years, less any reimbursement amount previously paid to it.


         Sub-Advisers. Pursuant to separate Sub-Advisory Agreements among each Sub-Adviser, the Adviser and the Trust, each Sub-Adviser is responsible for the selection and management of portfolio investments for a Fund or for its segment of a particular Fund in accordance with the Fund's investment objective and policies and under the supervision of the Adviser. The following organizations act as Sub-Advisers to the Funds:

         Bankers Trust Company ("Bankers Trust"), One Bankers Trust Plaza, New York, New York 10006 is a Sub-Adviser for the Asian Select Advisers Fund. Bankers Trust has delegated its duties for providing subadvisory services to the Fund to BT Fund Managers (International) Limited ("BT International"). Through its office in New York and its global affiliates, including BT International, Bankers Trust provides a full range of investment advisory services for individual and institutional clients worldwide. As of December 31, 1996 , Bankers Trust and its affiliates managed over $200 billion of assets. Bankers Trust is a wholly owned subsidiary of Bankers Trust New York Corporation. BT International is a wholly owned subsidiary of Bankers Trust Australia Limited, a wholly owned subsidiary of Bankers Trust.

         Asia Strategic Investment Management Limited ("ASIM"), Chekiang First Bank Center, 1 Duddell Street, Hong Kong, is a Sub-Adviser for the Asian Select Advisers Fund. Incorporated in Hong Kong in July 1995, ASIM is an investment management company specializing in Asian equities. As of January 1997, ASIM had $59 million in assets under management. ASIM is an investment adviser to two non-U.S. registered investment funds. ASIM is a wholly-owned subsidiary of Asia Strategic Capital Limited, a holding company, which is owned by KHWC Partners Limited, a holding company, and the Bank of East Asia Limited. The partners of KHWC Partners are Michael Tze Hau Lee, Patrick Wai Cheong Shum, James Kuang Kuo Cheng and Peter Kung Wah Woo.

         J.P. Morgan Investment Management Inc. ("J.P. Morgan Investment"), 522 Fifth Avenue, New York, New York 10036 is a Sub-Adviser for the Asian High Yield Fund. J.P. Morgan Investment provides investment management services to employee benefit funds, foundations, endowments, insurance companies, governments and other mutual funds. As of December 31, 1996, J.P. Morgan Investment managed over $208 billion of assets. Incorporated in 1984, J.P. Morgan Investment is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated, a publicly held bank holding company.

         On a monthly basis, each Sub-Adviser receives a sub-advisory fee, paid by the Adviser, based on the applicable Fund's average daily net assets at the annualized rate of: .70% of the average daily net assets of the portion of the Asian Select Advisers Fund advised by Bankers Trust; and .50% of the average daily net assets of the portion of the Asian Select Advisers Fund advised by ASIM; .50% on the first $50 million of average daily net assets of the Asian High Yield Fund, .45% on next $50 million of net assets, and .40% of net assets over $100 million for J.P. Morgan Investment.

         Portfolio Managers. The investment professionals who are primarily responsible for the day-to-day management of the Funds' portfolios are as follows:

         Strategic Natural Resources Fund. Konrad Krill is the portfolio manager for the Strategic Natural Resources Fund. Mr. Krill joined Orbitex Management, Inc. in 1997. From 1986 to 1997, he was Vice President and portfolio manager at Dean Witter Intercapital, Inc.

         Prior Performance of Portfolio Manager of Strategic Natural Resources Fund. Set forth below is certain information regarding the performance, for certain periods through May 31, 1997, of a fund (the "Prior Fund") previously managed by Mr. Krill, the current portfolio manager for the Strategic Natural Resources Fund. Mr. Krill was primarily responsible for making the investment decisions of the Prior Fund. The Prior Fund is a registered investment company and has investment objectives, policies and strategies that are substantially the same as those of the Strategic Natural Resources Fund, as well as investment restrictions that do not differ significantly.

         The prior performance information of the Prior Fund below is presented net of the payment of fees and expenses, which were approximately 1.90% of the average daily net assets. On the other hand, it is anticipated that the Strategic Natural Resources Fund will, during its initial period of operation, incur expenses at an annualized rate of 2.97% of its average daily net assets (of which the Adviser has undertaken to reduce to 2.40% through fee waivers and expense reimbursements). Accordingly, had the Prior Fund been subject to fees and expenses similar to those expected to be incurred by the Strategic Natural Resources Fund, the performance shown below would be reduced by an amount equal to the difference of those anticipated expenses and the expenses of the Prior Fund.

         The performance below of the Prior Fund is compared to the Lipper Natural Resource Average which reflects the average performance of all U.S. registered investment companies that are categorized as natural resources funds by Lipper Analytical Services, Inc., and reflects the average fees and expenses incurred by those funds.

         The prior performance information shown below should not be considered a representation of future performance of the Strategic Natural Resources Fund.

                                    Average Annual Total Return
                                          For the period

                   June 1, 1996 - May 31, 1997      April 1, 1995 - May 31, 1997

Prior Fund                     22.64                           23.33
Lipper Average                 13.48                           21.38

         Info-Tech & Communications Fund and Growth Fund. Courtney D. Smith is the portfolio manager for the Info-Tech & Communications Fund and the Growth Fund. Mr. Smith joined Orbitex Management, Inc. in 1996. Formerly, he was President and Chief Investment Officer of Pinnacle Capital Management, Inc.

         Asian Select Advisers Fund. Paul Durham is responsible for managing that portion of the assets of the Fund managed by Bankers Trust. James Cheng, Michael Lee, Patrick Shum and Peter Woo are responsible for managing that portion of the assets of the Fund managed by ASIM.

         Mr. Durham joined Bankers Trust's Australian Equity Group in 1988 and was a member of the U.S. Equities Group based in New York from December 1992 to March 1994. In April 1994, Mr. Durham returned to Australia and is currently Head of the Asian Equity Group.

         Mr. Cheng has been Director of ASIM since 1996. From 1988 to 1996, he was Executive Director/Senior Fund Manager of Morgan Stanley Asset Management (Singapore) Ltd.

         Mr. Lee has been Managing director of ASIM since 1995. From 1992 to 1995, he was a director and partner of Lloyd George Management (Hong Kong) Ltd.

         Mr. Shum has been Chief Investment Officer of ASIM since 1995. From 1990 to 1995, he was Director/Senior Fund Manager of Barclays de Zoete Wedd Investment Management (Hong Kong) Limited.

         Mr. Woo has been Director of ASIM since 1995. From 1993 to 1995, he was Director of Kim Eng Securities (Hong Kong) Ltd.

         Prior Performance of Sub-Advisers of the Asian Select Advisers Fund. Set forth below is certain information regarding the performance, for certain periods through March 31, 1997, of funds or accounts managed by the Sub-Advisers of the Asian Select Advisers Fund. Although the investment objectives, policies and strategies of these funds and accounts are substantially the same as those of the Asian Select Advisers Fund, it should be noted that only one of these funds is registered as an investment company under the 1940 Act and none of the rest of these funds or accounts are registered as investment companies under the 1940 Act nor are any of them subject to investment restrictions that are identical to those that apply to the Fund. Therefore, the performance of the funds and accounts set forth below may be better or worse than it would have been had all of the funds or accounts been subject to requirements applicable to a registered investment company and the investment restrictions applicable to the Fund. For BT International, the funds and accounts include a U.S. registered investment company, two offshore investment funds, a group trust for investment by trust accounts and a separately managed account and include funds and accounts managed by an affiliated entity employing the same personnel as that employed by BT International. Performance information for the BT International funds and accounts is provided below on a composite basis, showing the combined performance of the funds and accounts over various periods of time up to five years. Not all of the funds and accounts that comprise the composite have been operational for the full five year period indicated below. The prior performance for ASIM reflects the performance of an offshore investment company.

         The prior performance information below for each of the Sub-Advisers is presented net of (or after payment of) fees and expenses by the relevant funds and accounts. For the funds and accounts included in the composite for BT International, these fees and expenses averaged on a weighted basis approximately 0.92% per year of the average assets under management. For the offshore investment company managed by ASIM, the fees and expenses averaged approximately 1.92% per year of the average assets under management. On the other hand, it is anticipated that the Asian Select Advisers Fund will, during its initial period of operation, incur expenses at an annualized rate of 3.37% of its average daily net assets (which the Adviser has undertaken to reduce to 2.50% through fee waivers and expense reimbursements). Accordingly, had the funds and accounts reflected in the performance information set forth below been subject to fees and expenses at the higher level expected to be incurred by the Asian Select Advisers Fund, the performance shown below would be reduced by an amount approximately equal to the difference between those anticipated expenses and the approximate expenses incurred by the funds and accounts included in the performance information below.

         The prior performance of the BT International funds and accounts is included as a comparison for the portion of Asian Select Advisers Fund that is managed by BT International. In addition, the prior performance of the offshore investment company managed by ASIM is included as a comparison for the portion of the Asian Select Advisers Fund that is managed by ASIM.

         The performance below of both BT International and ASIM is compared to the Morgan Stanley Capital International AC Asia (excluding Japan) Free Index which is an index of securities traded in various markets in Asia, excluding Japan and reflects the reinvestment of dividends. Since the Index represents the performance of unmanaged portfolios of securities, the performance of the Index is not subject to any fees or expenses, nor is it subject to any brokerage fees or other transaction costs.

         The prior performance information shown below should not be considered a representation of future performance of the Asian Select Advisers Fund.

                      Average Annual Total Return
                     (after fees and expenses) for
                     periods through March 31, 1997
                     ------------------------------
                                 One       Two      Three    Four     Five
                                 Year     Years     Years    Years    Years
                                 ----     -----     -----    -----   ------
BT International Composite       1.73     12.59      9.39    18.24    23.58
MSCI Index                      -2.61      6.96      5.08    14.47    15.76

             Average Annual Total Return (after fees and expenses)
                           for periods from Inception
                              (October 5, 1995) to:
                              ---------------------
            September 30, 1996                    March 31, 1997
            ------------------                    --------------
ASIM              18.50                                13.91
MSCI Index         8.34                                 5.09

         Average annual total return for the BT International composite was computed as follows. The total returns of each of the funds were weighted by their respective previous month's market values to obtain the total return for the composite. The average annual total return for the composite was calculated using the formula prescribed by the SEC which is described in the SAI. Average annual total return for the ASIM offshore investment company was computed using the formula prescribed by the SEC.

         Asian High Yield Fund. Joseph Bohrer, Eduardo L. Cortes and Jennifer A. Lloyd are the portfolio managers of the Asian High Yield Fund.

         Mr. Bohrer joined J.P. Morgan Investment in New York in 1985 and became a portfolio manager in the Equity and Balanced Group in 1988. He transferred to J.P. Morgan Investment London in 1992, where he was a portfolio manager responsible for U.S. and global equity portfolios. In September 1996, he moved to Singapore to become head of investments for that office.

         Mr. Cortes is the portfolio manager responsible for J.P. Morgan Investment's emerging markets debt product. He is a member of the Fixed Income Asset Allocation Committee and the Global Extended Markets Strategy Team. He joined the Fixed Income Group in 1991 after spending six years in other capacities at J.P. Morgan Investment.

         Ms. Lloyd is responsible for the fixed income component of the J.P. Morgan Investment Global Balanced Group. In 1997, Ms. Lloyd returned from the J.P. Morgan Investment Paris office where she was responsible for the Fixed Income Group. Prior to that, Ms. Lloyd was a multiple currency fixed income and currency manager in the London Fixed Income Group. She joined J.P. Morgan Investment in 1987 as a trader, dealing in multiple currency fixed income securities, after working as a foreign exchange trader at Sumitomo Corporation for three years.


         Administrator. State Street Bank and Trust Company ("State Street") serves as the administrator of the Trust. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.


         State Street provides each Fund with administrative services pursuant to an Administration Agreement. The services under this Agreement are subject to the supervision of the Board of Trustees and the officers of the Trust, and include the day-to-day administration of matters necessary to each Fund's operations, maintenance of its records and the books of the Trust, preparation of reports, and compliance monitoring of its activities. For providing administrative services to the Funds, State Street will receive from each Fund a monthly fee at an annual rate of .10% of the first $100 million of each Fund's average daily net assets, plus .08% of the next $100 million of each Fund's average daily net assets, plus .06% of each Fund's average daily net assets in excess of $200 million (with a minimum annual fee of $75,000 for each Fund, a portion of which will be waived for the first year of operation).


         Custodian, Transfer and Dividend Disbursing Agent. State Street serves as the Trust's custodian and holds all portfolio securities and cash assets of the Trust. State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street also provides accounting services including daily valuation of the shares of each Fund. State Street also serves as the Trust's transfer agent and dividend disbursing agent and maintains the Trust's shareholder records.

         Distributor. Funds Distributor, Inc. (the "Distributor") serves as the distributor of the shares of each Fund pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor's principal business address is 60 State Street, Boston, Massachusetts 02109. The Distributor is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc. Pursuant to a Distribution Plan and Agreement Pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Rule 12b-1 Plan and Agreement"), the Funds are authorized to use a portion of their assets to finance certain activities relating to distribution services provided to investors in their shares. The Rule 12b-1 Plan and Agreement permits payments to be made by each Fund to the Distributor to compensate the Distributor for its activities in providing these services to investors.

         The Rule 12b-1 Plan and Agreement permits payments to be made by each Fund to the Distributor to compensate the Distributor for providing distribution services to investors in the Fund, including arranging for Selling Group Members to provide these services and paying compensation for these services. The Rule 12b-1 Plan and Agreement provides for payment of a fee to the Distributor at an annualized rate of 0.30% of the average daily net assets of the Asian High Yield Fund and 0.40% of the average daily net assets of each of the other Funds. The Rule 12b-1 Plan and Agreement will continue in effect, if not sooner terminated in accordance with its terms, for successive one-year periods, provided that its continuance is specifically approved by the vote of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan and Agreement. For further information regarding the Rule 12b-1 Plan and Agreement, see the SAI.

         Expenses. Each Fund pays all its expenses not assumed by the Adviser, Distributor or other agents. In addition to the investment advisory and other fees described previously, each Fund pays other expenses, such as brokerage, legal, audit, transfer agency and custodial fees; proxy solicitation costs; compensation of Trustees who are not affiliated with the Adviser; fidelity bond and other insurance premiums; organizational expenses; taxes; expenses of reports and prospectuses sent to existing investors; and extraordinary expenses. All general expenses of the Trust and joint expenses of the Funds are allocated among the Funds on a basis deemed fair and equitable.


                 PORTFOLIO TRANSACTIONS AND BROKERAGE PRACTICES


         Allocations of portfolio transactions for the Funds, including their frequency, to various brokers is determined by the Adviser or Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. The Adviser and Sub-Advisers may also consider sales of the Funds' shares as a factor in the selection of broker-dealers, subject to the policy of obtaining best price and execution. For further information regarding the allocation of portfolio transactions and brokerage, see the SAI.

                            ORGANIZATION OF THE TRUST


         The Trust is a Delaware business trust organized in December 1996 and registered with the SEC under the 1940 Act as an open-end management investment company. The Trust currently consists of five portfolios (i.e. the Funds), each of which represents a separate series of beneficial interests in the Trust having different investment objectives, investment programs, policies and restrictions. Each share of each Fund represents an equal proportionate interest in that Fund with each other share, and each share is entitled to such dividends and distributions of income belonging to that Fund as are declared by the Board of Trustees of the Trust. In the event of the liquidation of a Fund, each share of that Fund is entitled to a pro rata share of the net assets of that Fund.

         Shareholders having at least two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a meeting of shareholders called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Trust has an obligation to assist in such shareholder communications. The Trust does not routinely hold annual meetings of shareholders. Each share of the Trust is entitled to one vote on all matters submitted to a vote of all shareholders of the Trust. Fractional shares, when issued, have the same rights, proportionately, as full shares. Shares of a particular Fund will be voted separately from shares of the other Funds on matters affecting only that Fund, including approval of the Investment Advisory Agreement, Rule 12b-1 Plan and Agreement for that Fund and changes in the fundamental objective, policies or restrictions of that Fund. All shares are fully paid and nonassessable when issued and have no preemptive, conversion or cumulative voting rights. The Trustees in their discretion, may authorize the division of shares of the Funds into different classes permitting shares of different classes to be distributed by different methods although shareholders of different classes would have an interest in the same portfolio of assets. Shareholders of different classes may bear different expenses in connection with different methods of distribution.


         As of the date of this Prospectus, Orbitex Management, Inc. provided the initial seed capital for the Trust and owned 100% of the outstanding voting shares of each Fund. Furthermore, as ownership of more than 25% of the outstanding voting securities of a Fund may result in a person being deemed a controlling entity of that Fund, Orbitex Management, Inc. may be deemed a control person of each Fund. Such control by Orbitex Management, Inc. will dilute the effect of the votes of other shareholders.

                                    APPENDIX

                           Description of Bond Ratings

Excerpts from Moody's Investors Services, Inc. Corporate Bond Ratings:


         Aaa: judged to be the best quality; carry the smallest degree of investment risk; Aa: judged to be of high quality by all standards; A: possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa: considered as lower medium grade obligations, i.e. they are neither highly protected nor poorly secured; Ba: B: protection of interest and principal payments is questionable.


         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


         Note: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


Excerpts from Standard & Poor's Corporation Bond Ratings:

         AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.


         BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


       Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

                           The Orbitex Group of Funds

Orbitex Management Inc. offers specialized and opportunistic mutual funds with the potential to enhance returns and diversify overall risk in an investor's portfolio. Through its investment management team and carefully selected subadvisers, Orbitex emphasizes well-articulated investment philosophies and consistent management styles to ensure that investors and investment professionals get what they expect from each Orbitex fund.

Fund                                     Objective                                  Suitable Investors
----                                     ---------                                  ------------------
Orbitex Strategic Natural Resources      Capital growth through a flexible policy   Growth-oriented individuals who see
Fund                                     of investing in stock and debt             strong economic trends as an indicator of
Managed by Orbitex Management, Inc.      obligations of companies engaged in        natural resource demand.
                                         natural resource industries.

Orbitex Info-Tech and Communications     Superior long-term capital growth          Growth oriented investors who want to
Fund                                     through selective investment in            capitalize on opportunities in global
Managed by Orbitex Management, Inc.      communication, information, and related    telecommunications and information
                                         technology companies.                      industries.

Orbitex Growth Fund                      Long-term growth of capital through        Long-term investors interested in growth
Managed by Orbitex Management, Inc.      investment in securities of companies      opportunities in the U.S. stock market.
                                         that offer potential for growth.

Orbitex Asian Select Advisers Fund       Superior long-term capital growth          Individuals attracted to the growth
Subadvised by:                           through selective investment in Asian      potential of Asian stocks and who can
BT Fund Managers International/Asia      companies.                                 accept the risks of international
Strategic Investment Management Ltd.                                                investing.

Orbitex Asian High-Yield Fund            High current income through investment     Individuals seeking high income from a
Subadvised by:                           in securities of issuers based in Asia.    portion of their bond portfolios and who
J.P. Morgan Investment Management, Inc.  The Fund will invest in high-yield,        can accept the risks of international
                                         high-risk securities.                      investing.

Please consult the "Description of Securities, Other Investment Policies and Risk Considerations" section of the prospectus for information on the risks involved in investing in any of the funds.

*************************[line chart]******************************************

                                                  3/31/92     3/31/93      3/31/94     3/31/95     3/31/96      3/31/97
Lipper Science & Technology Fund Index            $10,000      $11,483     $13,368     $16,012     $20,598      $22,046
MSCI Asia Ex-Japan Index                          $10,000      $12,110     $17,920     $18,172     $21,349      $20,791
S & P 500 Composite Index                         $10,000      $11,523     $11,693     $13,513     $17,851      $21,390
Lipper Natural Resources Funds Category           $10,000      $11,842     $12,402     $13,177     $16,648      $19,329
Lipper Emerging Markets Debt Funds Category                                $10,000     $8,832      $12,458      $16,886

*******************************************************************************

Average Annual Returns
---------------------------------------
(for periods ended 3/31/97)                                    1 year      3 years        5 years        10 years
-----------------------------------------------------------------------------------------------------------------
Lipper Emerging Market Debt Funds Category                    38.90%       19.54%          n/a            n/a
-----------------------------------------------------------------------------------------------------------------
Lipper Natural Resources Funds Category                       14.00%       16.24%         14.22%          6.98%
-----------------------------------------------------------------------------------------------------------------
MSCI Asia Ex-Japan Index                                      -2.61%        5.08%         15.76%          n/a
-----------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                                   19.83%       22.30%         16.42%         13.38%
-----------------------------------------------------------------------------------------------------------------
Lipper Science and Technology Index                            7.03%       18.15%         17.13%         12.65%
-----------------------------------------------------------------------------------------------------------------

The Lipper Analytical Services Averages and Indexes, Standard & Poor's 500 Composite Index, and Morgan Stanley Capital International Asia Ex-Japan are unmanaged indexes. The performance of these indexes does not reflect sales charges; direct investment in the indexes is not possible. Index performance is not intended to represent the future performance of any Orbitex Funds. Past performance is no guarantee of future results. The investment return and principal value of a Fund investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

                                     PART B

                             ORBITEX GROUP OF FUNDS
                               660 Madison Avenue
                            New York, New York 10021

                       STATEMENT OF ADDITIONAL INFORMATION



         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of the Orbitex Group of Funds (the "Trust") dated September 26, 1997, which may be obtained by telephoning 1-888-ORBITEX and asking about the Trust.

The date of this Statement of Additional Information is September 26, 1997.



                                TABLE OF CONTENTS


ITEM                                                                        PAGE
----                                                                        ----

General Information and History                                               2
Investment Restrictions                                                       2
Description of Securities, Other Investment Policies and Risk Considerations  4
Management of the Trust                                                      24
Principal Holders of Securities                                              25
Investment Management and Other Services                                     25
Administrator                                                                26
Custodian                                                                    27
Transfer Agent Services                                                      27
Distribution of Shares                                                       27
Brokerage Allocation and Other Practices                                     28
Purchase and Redemption of Securities Being Offered                          30
Shareholder Services                                                         32
Determination of Net Asset Value                                             32
Taxes                                                                        33
Organization of the Trust                                                    35
Performance Information About the Funds                                      35
Independent Accountants                                                      37
Legal Matters                                                                37
Financial Statements                                                         37

GENERAL INFORMATION AND HISTORY

         The Trust is a Delaware business trust registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company, commonly known as a "mutual fund."


         The Trust currently consists of five portfolios, the Orbitex
Strategic Natural Resources Fund ("Strategic Natural Resources Fund"), Orbitex Info-Tech & Communications Fund ("Info-Tech & Communications Fund"), Orbitex Growth Fund ("Growth Fund"), Orbitex Asian Select Advisers Fund ("Asian Select Advisers Fund") and Orbitex Asian High Yield Fund ("Asian High Yield Fund") (individually a "Fund" and collectively the "Funds"), each of which represents a separate series of beneficial interest in the Trust having different investment objectives, investment programs, policies and restrictions.

         Each Fund is managed by Orbitex Management, Inc. (the "Adviser"), which directs the day-to-day operations of each Fund and directs the investment of assets of the Strategic Natural Resources Fund, the Info-Tech &
Communications Fund and the Growth Fund. The investments of the Asian Select Advisers Fund and the Asian High Yield Fund are directed by one or more sub-advisers (each a "Sub-Adviser"). State Street Bank and Trust Company ("State Street") is the administrator, custodian, accounting agent, transfer agent and dividend disbursing agent for the Trust. Funds Distributor, Inc. (the "Distributor") is the distributor for the Trust.


INVESTMENT RESTRICTIONS

         Each Fund has adopted the following fundamental investment policies which may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Fund. As used in the Prospectus and in this Statement of Additional Information, the term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund.

         A Fund will not:

         (1) Margin: Purchase securities on margin, except a Fund may make margin deposits in connection with permissible options and futures transactions subject to (5) below and may obtain short-term credits as may be necessary for clearance of transactions.

         (2) Senior Securities: Issue any class of securities senior to any other class of securities except in compliance with the 1940 Act.


         (3) Borrowing: Borrow money for investment purpose in excess of 33-1/3% of the value of its total assets, including any amount borrowed less its liabilities not including any such borrowings. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Additionally, each Fund may borrow up to 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.


         (4) Real Estate: Purchase or sell real estate, or invest in real estate limited partnerships, except each Fund may, as appropriate and consistent with its respective investment objective, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate mortgage investment conduits, mortgage pass-through securities, mortgage-backed securities and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities.

         (5) Commodities: Purchase or sell physical commodities or contracts thereon, except that each Fund may enter into financial futures contracts and options thereon.

         (6) Underwriting: Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with each Fund's investment objective, policies and restrictions.


         (7) Loans: Make loans, except that each Fund in accordance with that Fund's investment objective, policies and restrictions may: (i) invest in all or a portion of an issue of publicly issued or privately placed bonds, debentures, notes, other debt securities and loan participation interests for investment purposes; (ii) purchase money market securities and enter into repurchase agreements; and (iii) lend its portfolio securities in an amount not exceeding one-third of the value of that Fund's total assets.


         (8) Diversification: Except for the Asian High Yield Fund, make an investment unless 75% of the value of that Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other investment companies and "other securities." For purposes of this restriction, the term "other securities" means securities as to which the Fund invests no more than 5% of the value of its total assets in any one issuer or purchases no more than 10% of the outstanding voting securities of any one issuer. As a matter of operating policy, each Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. Government securities and such repurchase agreements are fully collateralized.


         (9) Concentration: Invest 25% or more of the value of its total assets in any one industry, except that: (i) the Strategic Natural Resources Fund will invest at least 25% of its total assets in securities of companies in natural resource industries and industries supportive to natural resource industries; and (ii) the Info-Tech & Communications Fund will invest at least 25% of its total assets in the securities of companies in the communications, information and related technology industries. This limitation (9) does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by U.S. Government securities.

         The following restrictions are designated as non-fundamental and may be changed by the Board of Trustees of the Trust without the approval of shareholders.


         A Fund may not:

         (1) Control of Portfolio Companies: Invest in portfolio companies for the purpose of acquiring or exercising control of such companies.

         (2) Investment Companies: Invest in the securities of other investment companies except in compliance with the 1940 Act.

         (3) Options, Straddles and Spreads: Invest in puts, calls, straddles, spreads or any combination thereof, except to the extent permitted by the Prospectus and Statement of Additional Information.

         (4) Restricted Securities, Illiquid Securities and Securities Not Readily Marketable: Purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the net assets of the Fund would be invested in securities that are illiquid or not readily marketable, including repurchase agreements maturing in more than seven days and non-negotiable fixed time deposits with maturities over seven days. Each Fund may invest without limitation in restricted securities provided such securities are considered to be liquid. If, through a change in values, net assets or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

         (5) Mortgaging: Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by a Fund, except as may be necessary in connection with permissible borrowings and then only if such mortgaging, pledging or hypothecating does not exceed 33 1/3% of such Fund's total assets. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

         The Asian Select Advisers Fund may not borrow for investment purposes in excess of 25% of its net asset value.


         If a percentage limitation is adhered to at the time of investment, a later increase or decrease in that percentage amount resulting from any change in value of the portfolio securities or a Fund's net assets will not result in a violation of the above fundamental and non-fundamental investment restrictions.


DESCRIPTION OF SECURITIES, OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

         United States Government Obligations. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable Government security, have a maturity of up to one year and are issued on a discount basis.

         United States Government Agency Securities. These consist of debt securities issued by agencies and instrumentalities of the United States Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States Government (e.g., United States Treasury Bills);
(ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

         Certificates of Deposit and Bankers' Acceptances. Each Fund may invest in certificates of deposit and bankers' acceptances which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable business to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         Commercial Paper. Each Fund may purchase commercial paper.
Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

         Repurchase Agreements. The Funds may invest in repurchase agreements.
A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. A Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the net asset value of the Fund would be invested in such agreements or other securities which are not readily marketable.

         The Funds will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with the disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by, or pursuant to guidelines established by, the Board of Trustees of the Trust and only when the economic benefit to the Funds is believed to justify the attendant risks. The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Trustees of the Trust believe these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

         Adjustable Rate Securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.


         Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 397 days or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 397 days or less, or (2) at specified intervals, not exceeding 397 days, and upon 30 days notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, if final maturity exceeds 397 days or the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand if final maturity is within 397 days.

         Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

         Mortgage Pass-Through Securities. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

         Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC. FNMA is a Government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any Government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.


         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. Government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Funds do not purchase interests in pools created by such non-governmental issuers.

         Resets. The interest rates paid on the Adjustable Rate Mortgage Securities ("ARMs") in which a Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

         Caps and Floors. The underlying mortgages which collateralize the ARMs in which a Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

         The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.


         Maturity of Debt Securities.The maturity of debt securities may be considered long (10 or more years), intermediate (3 to 10 years), or short-term (1 to 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

         When-Issued Securities.Each Fund may, from time to time, purchase securities on a "when-issued" or delayed delivery basis. The price for such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchases and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash or appropriate liquid securities equal in value to commitments for when-issued securities.


         Illiquid or Restricted Securities.Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.


         Notwithstanding the above, each Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser or Sub-Adviser under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser or Sub-Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser or Sub-Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


         Warrants.Each Fund may invest in warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

         Special Considerations Affecting Canada. Canada occupies the northern part of North America and is the second largest country in the world (3.97 million square miles in area) extending from the Atlantic Ocean to the Pacific Ocean. The companies in which a fund may invest include those involved in the energy industry, industrial materials (chemicals, base metals, timber and paper) and agricultural materials (grain cereals). The securities of companies in the energy industry are subject to changes in value and dividend yield which depend, to a large extent, on the price and supply of energy fuels. Rapid price and supply fluctuations may be caused by events relating to international politics, energy conservation and the success of exploration products. Canada is one of the world's leading industrial countries and is rich in natural resources such as zinc, uranium, nickel, gold, silver, aluminum, iron and copper. Forest covers over 44% of land area, making Canada a leading world producer of newsprint. Canada is also a major exporter of agricultural products. The economy of Canada is strongly influenced by the activities of companies and industries involved in the production and processing of natural resources. Canada is a major producer of hydroelectricity, oil and gas. The business activities of companies in the energy field may include the production, generation, transmission, marketing, control or measurement of energy or energy fuels. Economic prospects are changing due to recent government attempts to reduce restrictions against foreign investments.

         Securities of Canadian companies are not considered by the Adviser to have the same level of risk as those of other non-U.S. companies. Canadian and U.S. companies are generally subject to similar auditing and accounting procedures, and similar government supervision and regulation. Canadian markets are more liquid than many other foreign markets and share similar characteristics with U.S. markets. A fund may elect to participate in new equity issues or initial public offerings of Canadian companies.

         Many factors affect and could have an adviser impact on the financial condition of Canada, including social, environmental and economic conditions, factors which are not within the control of Canada. Although the Canadian political system is generally more stable than that of many other foreign countries, continued tension with respect to greater independence for, or possible separation of, Quebec causes political uncertainty. Moreover, while the Canadian dollar is generally less volatile relative to the U.S. dollar than other foreign currencies, the value of the Canadian dollar has decreased significantly in recent years. Continued efforts to reduce the structural Canadian budget deficit will be required. The Adviser is unable to predict what effect, if any, such factors would have on instruments held in a fund's portfolio

         The United States-Canada Free Trade Agreement, which became effective in January 1989, will be phased in over a period of ten years. This agreement will remove tariffs on U.S. technology and Canadian agricultural products in addition to removing trade barriers affecting other important sectors of each country's economy. Canada, the United States, and Mexico have implemented the North American Free Trade Agreement (NAFTA), which was entered into in 1994. This cooperation is expected to lead to increased trade and reduced trade barriers.

         Special Considerations Affecting The Pacific Basin and Southeast Asia. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and western European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious, and racial disaffection.


         The economies of most of the Asian countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

         The success of market reforms and a surge in infrastructure spending have fueled rapid growth in many developing countries in Asia. Rapidly rising household incomes have fostered large middle classes and new waves of consumer spending. The increases in infrastructure and consumer spending have made domestic demand the growth engine for these countries. Thus, their growth now depends less upon exports to Organization for Economic Cooperation and Development (OECD) countries. While exports may no longer be the sole source of growth for developing economies, improved competitiveness in export markets has contributed to growth in many of these nations. The increased productivity in many Asian countries has enabled them to achieve, or maintain, their status as top exporters while improving their national living standards.

         Thailand has one of the fastest growing stockmarkets in the world. The manufacturing sector is becoming increasingly sophisticated and is benefiting from export-oriented investing. The manufacturing and service sectors continue to account for the bulk of Thailand's economic growth. The agricultural sector continues to become less important. The government has followed fairly sound fiscal and monetary policies, aided by increased tax receipts from a fast moving economy. The government also continues to move ahead with new projects especially telecommunications, roads and port facilities - needed to refurbish the country's overtaxed infrastructure. The country enjoys an able bureaucracy that has maintained economic policy during the country's many coups. In recent years, the risk of a coup has diminished, but corruption remains widespread.

         Hong Kong's impending return to Chinese dominion in 1997 has not initially had a positive effect on its economic growth, which was vigorous in the 1980s. Although China has committed by treaty to preserve the economic and social freedoms enjoyed in Hong Kong for 50 years after regaining control of Hong Kong, the continuation of the current form of the economic system in Hong Kong after the reversion will depend on the actions of the government of China. Business confidence in Hong Kong, therefore, can be significantly affected by developments, which in turn can affect markets and business performance. In preparation for 1997, Hong Kong has continued to develop trade with China, where it is the largest foreign investor, while also maintaining its long-standing export relationship with the United States. Spending on infrastructure improvements is a significant priority of the colonial government while the private sector continues to diversify abroad based on its position as an established international trade center in the Far East.

         In terms of GDP, industrial standards and level of education, South Korea is second only to Japan in Asia. It enjoys the benefits of a diversified economy with well developed sectors in electronics, automobiles, textiles and shoe manufacturing, steel and shipbuilding among others. The driving force behind the economy's dynamic growth has been the planned development of an export-oriented economy in a vigorously entrepreneurial society. Real GDP grew about 8.3% in 1994. Both South Korea and North Korea joined the United Nations separately in late 1991, creating another forum for negotiation and joint cooperation. The reunification of North and South Korea could have a detrimental effect on the economy of South Korea.

         Indonesia is a mixed economy with many socialist institutions and central planning but with a recent emphasis on deregulation and private enterprise. Like Thailand, Indonesia has extensive natural wealth, yet with a large and rapidly increasingly population, it remains a poor country. Dependent on oil prices during the 1980s, its manufactured products now predominate, contributing 21% of GDP. Indonesia's development is progressing smoothly, and it has become the world's twelfth largest economy.

         Malaysia has one of the fastest growing economies in the Asian-Pacific region. Malaysia has become the world's third-largest producer of semiconductor devices (after the United States and Japan) and the world's largest exporter of semiconductor devices. More remarkable is the country's ability to achieve rapid economic growth with relative price stability as the government followed prudent fiscal and monetary policies. Malaysia's high export dependence level leaves it vulnerable to recession in the OECD countries or to a fall in world commodity prices.

         India is one of the world's top fifteen industrial nations and has considerable natural resources. The government exercises significant influence over many aspects of the economy. Accordingly, future government actions could have a significant effect on private sector companies, market conditions, and prices and yields of securities of Indian issuers held by a fund. Policymakers in India actively encourage foreign direct investment, particularly in labor intensive industries. In addition, Indian stock exchanges rely entirely on delivery of physical share certificates and have experienced operational difficulties. These problems have included the existence of fraudulent shares in the market, failed trades, and delays in the settlement and registration of securities transactions. Indian stock exchanges have in the past been forced to close for political reasons; for example, a brokers' strike closed the exchange for ten days in December 1993, and there is no assurance that the exchanges will not be forced to close again.

         Singapore has an open entrepreneurial economy with strong service and manufacturing sectors and excellent international trading links derived from its history. During the 1970s and the early 1980s, the economy expanded rapidly, achieving an average annual growth rate of 9%. Per capita GDP is among the highest in Asia. Singapore holds a position as a major oil refining and services center.

         Australia has a prosperous Western-style capitalist economy, with a per capita GDP comparable to levels in industrialized West European countries. It is rich in natural resources and is the world's largest exporter of beef and wool, second-largest exporter of mutton, and among the top wheat exporters. Australia is also a major exporter of minerals, metals and fossil fuels. Due to the nature of its exports, a downturn in world commodity prices could have a significant negative impact on its economy.

         Exposure to Foreign Markets.Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.


         Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Adviser or a Sub-Adviser will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

         Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S.
issuers.

         Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depository Receipts (ADRs), as well as other "hybrid" forms of ADRs, including European Depository Receipts (EDRs) and Global Depository Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

         Investments in emerging markets can be subject to a number of types of taxes which vary by country, change frequently, and are sometime defined by custom rather than written regulation. Emerging countries can tax interest, dividends, and capital gains through the application of a withholding tax. The local custodian normally withholds the tax upon receipt of a payment and forwards such tax payment to the foreign government on behalf of the fund. Certain foreign governments can also require a foreign investor to file an income tax return and pay the local tax through estimated tax payments, or pay with the tax return. Although not frequently used, some emerging markets have attempted to slow conversion of their currency by imposing a repatriation tax. Generally, this tax is applied to amounts which are converted from the foreign currency to the investor's currency and withdrawn from the local bank account. Transfer taxes or fees, such as stamp duties, security transfer taxes, and registration and script fees, are generally imposed by emerging markets as a tax or fee on a capital market transaction. Each emerging country may impose a tax or fee at a different point in time as the foreign investor perfects his interest in the securities acquired in the local market. A stamp duty is generally a tax on the official recording of a capital market transaction. Payment of such duty is generally a condition of the transfer of assets and failure to pay such duty can result in a loss of title to such asset as well as loss of benefit from any corporate actions. A stamp duty is generally determined based on a percentage of the value of the transaction conducted and can be charged against the buyer (e.g., Cyprus, India, Israel, Jordan, Malaysia, Pakistan, and the Philippines), against the seller (e.g., Argentina, Australia, China, Egypt, Indonesia, Kenya, Portugal, South Korea, Trinidad , Tobago, and Zimbabwe). Although such a fee does not generally exceeded 100 basis points, certain emerging markets have assessed a stamp duty as high as 750 basis points (e.g., Pakistan). A security transfer tax is similar to a stamp duty and is generally applied to the purchase, sale or exchange of securities which occur in a particular foreign market. These taxes are based on the value of the trade and similar to stamp taxes, can be assessed against the buyer, seller or both. Although the securities transfer tax may be assessed in lieu of a stamp duty, such tax can be assessed in addition to a stamp duty in certain foreign markets (e.g., Switzerland, South Korea, Indonesia). Upon purchasing a security in an emerging market, such security must often be submitted to a registration process in order to record the purchase as a legal owner of such security interest. Often foreign countries will charge a registration or script fee to record the change in ownership and, where physical securities are issued, issue a new security certificate. In addition to assessing this fee upon the acquisition of a security, some markets also assess registration charges upon the registration of local shares to foreign shares.

         Short Sales. The Funds may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.


         When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

         If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

         To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. Government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Funds do not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Fund's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.


         Options. Writing Covered Call Options. Each Fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Adviser's or a Sub-Adviser's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.


         A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

         Each Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the optioned securities or currencies.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

         The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Adviser or a Sub-Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

         Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

         Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

         A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

         Writing Covered Put Options. Each Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

         A Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid appropriate securities in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Adviser or a Sub-Adviser wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

         Purchasing Put Options. Each Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

         Each Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Adviser or a Sub-Adviser deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

         Each Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

         Purchasing Call Options. Each Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

         Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

         Dealer (Over-the-Counter) Options. Each Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

         Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

         The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.


         Futures Contracts. Transactions in Futures. Each Fund may enter into futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts").


         Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for the Adviser or Sub-Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. A Fund may, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.


         Interest rate or currency futures contracts may be used to manage a Fund's exposure to changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.


         A Fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

         Regulatory Limitations. A Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

         A Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those portions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options". This policy may be modified by the Board of Trustees without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

         A Fund's use of futures contracts may result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, U.S. Government securities or other appropriate liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover (such as owning an offsetting position) the position, or alternative cover will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, each Fund would comply with such new restrictions.

         Trading in Futures Contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

         Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

         If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

         These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Each Fund expects to earn interest income on its margin deposits.

         Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

         For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.


         Special Risks of Transactions in Futures Contracts. Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.


         Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount of margin deposited to maintain the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments or other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

         Liquidity. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

         Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. The reasons for the absence of a liquid secondary market on an exchange are substantially the same as those discussed under "Special Risks of Transactions in Options on Futures Contracts." In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the possible imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Adviser or Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

         Successful use of futures contracts by the Fund for hedging purposes is also subject to the Adviser's or Sub-Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Adviser and each Sub-Adviser believe that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if a Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

         In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser or Sub-Adviser might not result in a successful hedging transaction over a very short time period.

         Options on Futures Contracts. Each Fund may purchase and sell options on the same types of futures in which it may invest.

         Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         As an alternative to writing or purchasing call and put options on stock index futures, each Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.

         Special Risks of Transactions in Options on Futures Contracts. The risks described under "Special Risks of Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. In addition, where a Fund seeks to close out an option position by writing or buying an offsetting option covering the same underlying instrument, index or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

         Additional Futures and Options Contracts. Although the Funds have no current intention of engaging in futures or options transactions other than those described above, they reserve the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.


         Foreign Futures and Options. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from a Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund's order is placed and the time it is liquidated, offset or exercised.

         Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         Each Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign currency exposure of its portfolio. The Fund's use of such contracts would include, but not be limited to, the following: First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

         Second, when the Adviser or Sub-Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, or it wishes to alter the Fund's exposure to the currencies of the countries in its investment universe, it may enter into a forward contract to sell or buy foreign currency in exchange for the U.S. dollar or another foreign currency. Alternatively, where appropriate, a Fund may manage all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, each of the Adviser and Sub-Advisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

         Each Fund may enter into forward contacts for any other purpose consistent with the Fund's investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

         At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         Each Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the Adviser or a Sub-Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

         Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. Each Fund may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which are Section 1256 contracts and may result in the Fund entering into straddles.

         Open Section 1256 contracts at fiscal year end will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a security or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle may be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

         In order for each Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. In addition, gains realized on the sale or other disposition of securities, including options, futures or forward contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Fund's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Fund may be required to defer the closing out of options, futures or foreign forward exchange contracts beyond the time when it would otherwise be advantageous to do so. Unrealized gains on Section 1256 options, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.


         Swap Agreements. Each of the Funds may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

         Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the Adviser's or Sub-Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser or Sub-Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person. or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each Fund's policies regarding the quality of debt securities.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidations of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

         Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each Fund relies on the Adviser's or Sub-Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

         A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

         Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. A Fund will set aside appropriate liquid assets in a custodial account to cover its potential obligations under standby financing commitments.

         Each Fund limits the amount of total assets that it will invest in any one issuer or, except for the Strategic Natural Resources Fund and the Info-Tech & Communications Fund, in issuers within the same industry (see each Fund's investment limitations). For purposes of these limitations, a Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Brady Bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.


MANAGEMENT OF THE TRUST

Trustees and Officers

         Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. Each Trustee who is considered an "interested person" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name.


                                           Position with the Trust and
        Name, Age and                      Principal Occupation within
        Business Address                   the Past Five Years

        Ronald Altbach, 50                 Trustee of the Trust. Chairman, Paul Sebastian, Inc. (perfume
        1540 West Park Avenue              distributor) (1994 - present); President, Olcott Corporation
        Ocean, New Jersey 07712            (perfume distributor) (1992 - 1994).

        *Thomas T. Bachmann, 51            Trustee of the Trust. Chairman, Orbitex Management Ltd.
        Maritime House                     (investment management) (1986 - present).
        Frederick Street
        Nassau, Bahamas

        *Otto J. Felber, 64                Trustee of the Trust. President and Vice-Chairman, Altamira
        250 Bloor Street East              Management Ltd. (investment management) (1987 - present).
        Suite 300
        Toronto, Ontario
        Canada M4W 1E6

                                       23

                                           Position with the Trust and
        Name, Age and                      Principal Occupation within
        Business Address                   the Past Five Years

        Robert F. Raucci, 42               Trustee of the Trust. President, RAM Investment Corp.
        599 Lexington Avenue               (investment management) (1994 - present); Vice President,
        New York, NY 10022                 Alliance Capital Management Corp. (investment management) (1985 -
                                           1994).

        *James L. Nelson, 47               Trustee, President, Assistant Treasurer and Assistant Secretary
        660 Madison Avenue                 of the Trust. Director and Chief Executive Officer, Orbitex
        New York, NY 10021                 Management, Inc., Chief Executive Officer and President, Orbitex,
                                           Inc. (business development) (1995 - present); President, AVIC
                                           Group International (communications) (1993 - 1995); President,
                                           Eaglescliff Corporation (consulting) (1986 - present).

        Timothy P. Mullaney, 29            Treasurer of the Trust.  Chief Financial Officer, Orbitex
        660 Madison Avenue                 Management, Inc. (August 1997 - present), Treasurer and Chief
        New York, NY 10021                 Financial Officer, Manning & Napier Insurance Fund, Inc.
                                           (September 1994 - August 1997), Chief Financial Officer, Manning &
                                           Napier Fund, Inc. (October 1994 - August 1997), Mutual Fund Chief
                                           Financial Officer, Manning & Napier Advisors, Inc. (July 1994 -
                                           December 1994), Tax Manager, Investors Bank & Trust (January 1994 -
                                           August 1994), Senior Tax Associate, Coopers & Lybrand, LLP (1990 - 1994).

        Mark Breault, 30                   Secretary of the Trust. Vice President - Operations,
        660 Madison Avenue                 Orbitex Management, Inc. (1996 - present); Vice President,
        New York, NY 10021                 State Street Bank and Trust Company (1991 - 1996).

         Each Trustee of the Trust who is not an interested person of the Trust or Adviser or Sub-Adviser receives an annual fee of $5,000 . The Trust also reimburses each such Trustee for travel and other expenses incurred in attending such meetings.


         The following table estimates the amount of compensation to be paid to the Trustees during the fiscal year ending April 30, 1998. The Trust is newly organized and has not paid any fees to Trustees.


     Name                  Compensation Paid
Ronald Altbach                 $5,000
Thomas T. Bachmann             $0
Otto J. Felber                 $0
James L. Nelson                $0
Robert F. Raucci               $5,000


         Trustees and officers of the Trust, as a group, owned less than 1% of each Fund's outstanding voting securities as of the date of this Statement of Additional Information.

PRINCIPAL HOLDERS OF SECURITIES

         As of the date of this Statement of Additional Information, Orbitex Management, Inc. held 100% of the outstanding voting shares of each Fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Adviser

         Orbitex Management, Inc., 660 Madison Avenue, New York, NY 10021, serves as the Adviser of each Fund pursuant to an Investment Advisory Agreement that has been approved by the Board, including a majority of the independent Trustees. The initial term of the Investment Advisory Agreement is two years. However, the Investment Advisory Agreement may continue in effect from year to year if approved at least annually by a vote of a majority of the Board (including a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding shares of the particular Fund.

         The directors and the principal executive officers of the Adviser are:
Otto J. Felber, Director and James L. Nelson, Director and Chief Executive Officer. The Adviser is a subsidiary of Orbitex, Inc., a business development firm.

         In addition to the duties set forth in the Prospectus under "How the Trust is Managed - Adviser", the Adviser, in furtherance of such duties and responsibilities, is authorized in its discretion to engage in the following activities or to cause or permit the Sub-Advisers to engage in the following activities on behalf of the Trust: (i) develop a continuing program for the management of the assets of each Fund; (ii) buy, sell, exchange, convert, lend, or otherwise trade in portfolio securities and other assets; (iii) place orders and negotiate the commissions for the execution of transactions in securities with or through broker-dealers, underwriters, or issuers; (iv) prepare and supervise the preparation of shareholder reports and other shareholder communications; and (v) obtain and evaluate business and financial information in connection with the exercise of its duties.

         Subject to policies established by the Board of Trustees of the Trust, which has overall responsibility for the business and affairs of each Fund, the Adviser manages the operations of the Funds. In addition to providing advisory services, the Adviser furnishes the Funds with office space and certain facilities and personnel required for conducting the business of the Funds.

         The Trust has agreed that the word "Orbitex" in its name is derived from the name of the Adviser; that such name is the property of the Adviser for copyrights and/or other purposes; and that therefore, such name may freely be used by the Adviser for other investment companies, entities or products. The Trust has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Trust will, unless the Adviser otherwise consents, promptly take all steps necessary to change its name to one which does not include "Orbitex."

Sub-Advisers

         Each of the Sub-Advisers described in the Prospectus serves as sub-adviser to one or more of the Funds pursuant to separate Sub-Advisory Agreements by and among the Trust on behalf of the applicable Fund, the Adviser and the Sub-Adviser.


         In addition to the duties set forth in the Prospectus, each Sub-Adviser, in furtherance of such duties and responsibilities, is authorized and has agreed to provide or perform the following functions with respect to a particular Fund or its segment of a particular Fund: (1) formulate and implement a continuing investment program for use in managing the assets and resources of each Fund in a manner consistent with each Fund's investment objective, policies, and restrictions, which program may be amended and updated from time to time to reflect changes in financial and economic conditions; (2) make all determinations with respect to the investment of each Fund's assets in accordance with (a) applicable law, (b) each Fund's investment objective, policies, and restrictions as provided in the Trust's Prospectus and Statement of Additional Information, as amended from time to time, (c) provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), relating to regulated investment companies, and (d) such other limitations as the Board of Trustees of the Trust may impose by written notice; (3) make all determinations as to the purchase or sale of portfolio securities, including advising the Board of Trustees of the Trust as to certain matters involving each Fund's portfolio securities that are not in the nature of investment decisions;
(4) buy, sell, exchange, convert for each Fund's use, and otherwise trade in portfolio securities and other assets; (5) furnish to the Board of Trustees of the Trust periodic reports concerning the Sub-Adviser's economic outlook and investment strategy, as well as information concerning each Fund's portfolio activity and investment performance; (6) place orders for the execution of portfolio transactions with such broker-dealers, underwriters or issuers, and negotiate the commissions (if any) for the execution of transactions in securities with or through such broker-dealers, underwriters or issuers selected by the Sub-Adviser; (7) obtain and evaluate business and financial information in connection with the exercise of its duties; (8) determine the creditworthiness of the issuers, obligors, or guarantors of portfolio securities; and (9) evaluate the creditworthiness of any entities with which the Fund proposes to engage in repurchase transactions.


ADMINISTRATOR

         State Street is the administrator of the Trust. State Street is a Massachusetts trust company with a principal office at 225 Franklin Street, Boston, Massachusetts 02111. State Street serves as administrator of other mutual funds.

         Pursuant to the Administration Agreement with the Trust, State Street provides all administrative services reasonably necessary for the Trust, other than those provided by the Adviser, subject to the supervision of the Board of Trustees of the Trust.


         Under the Administration Agreement with the Trust, State Street provides administrative services including, without limitation: (i) services of personnel competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Trust; (ii) maintaining the Trust's books and records (other than financial and accounting books and records and records maintained by the Trust's custodian or transfer agent); (iii) overseeing the Trust's insurance relationships; (iv) preparing or assisting in the preparation of all required tax returns, proxy statements and reports to the Trust's shareholders and Trustees and reports to and filings with the SEC and any other governmental agency; (v) preparing or assisting in the preparation of such notices and reports as may be necessary to offer and sell the Trust's shares under applicable state securities laws; (vi) preparing or assisting in the preparation of, and coordinating the distribution of all materials for meetings of the Board of Trustees of the Trust; (vii) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus; (viii) monitoring the calculation of all income and expense accruals, sales and redemptions of capital shares outstanding by the Trust's custodian; (ix) evaluating expenses, projecting future expenses, and processing payments of expenses; and (x) monitoring and evaluating performance of accounting and related services by the Trust's custodian.


         The Agreement is terminable at any time by the Trust or State Street on sixty days' written notice. If the Trust terminates the Agreement within three years of its effective date, the Fund must reimburse State Street for any fees waived by State Street.

CUSTODIAN

         State Street serves as the custodian of the Trust's assets pursuant to a Custodian Contract by and between State Street and the Trust. State Street's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. Pursuant to the Custodian Contract, State Street also provides certain accounting and pricing services to the Trust, including calculating the daily net asset value per share for each Fund; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon communications from the Adviser and Sub-Advisers; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Trust. The Trust may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets.

TRANSFER AGENT SERVICES

         State Street provides transfer agent and dividend disbursing services to each Fund pursuant to the terms of a Transfer Agency and Service Agreement by and between State Street and the Trust.

DISTRIBUTION OF SHARES


         Funds Distributor, Inc. (the "Distributor") serves as the distributor of the shares of each Fund pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor's principal business address is 60 State Street, Boston, Massachusetts 02108. The Distributor receives front-end or contingent deferred sales commissions or sales loads for providing such services to the Trust under the Distribution Agreement. In addition, pursuant to a written Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Rule 12b-1 Plan and Agreement"), the Funds are authorized to use a portion of their assets to finance certain activities relating to the distribution of their shares to investors.

        Each Fund is authorized to pay the Distributor quarterly at a rate equal to an annualized rate of .30% (in the case of the Asian High Yield Fund) and .40% (in the case of the other Funds) of the average daily net assets of the Fund during that quarter. Any Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Rule 12b-1 Plan and Agreement authorizes payments to the Distributor as compensation for providing account maintenance services to investors in the Fund, including arranging for certain securities dealers or brokers, administrators and others ("Recipients") to provide these services and paying compensation for these services. Each Fund will bear its own costs of distribution.


         The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of shares of the Funds and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients, answering routine inquiries concerning a Fund; assisting in the establishment and maintenance of accounts or sub-accounts in a Fund and in processing purchase and redemption transactions; making a Fund's investment plans and shareholder services available; and providing such other information and services to investors in shares of a Fund as the Distributor or the Trust, on behalf of a Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Funds.


         The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, which the Trustees will review, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and Agreement and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

         The initial term of the Rule 12b-1 Plan and Agreement is one year and it will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not "interested persons" of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan and Agreement ("Rule 12b-1 Trustees") by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan and Agreement. The Rule 12b-1 Plan and Agreement may be terminated at any time by the Trust or any Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting securities of the Trust or the affected Fund. The Rule 12b-1 Plan and Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         The Rule 12b-1 Plan and Agreement may not be amended to increase materially the amount of the Distributor's compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan and Agreement. During the term of the Rule 12b-1 Plan and Agreement, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan and Agreement, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

         Any agreement related to the Rule 12b-1 Plan and Agreement will be in writing and provide that: (a) it may be terminated by the Trust or a Fund at any time upon sixty days' written notice, without the payment of any penalty, by vote of a majority of the Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the affected Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940
Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

BROKERAGE ALLOCATION AND OTHER PRACTICES

         Subject to the general supervision of the Board of Trustees of the Trust, the Adviser and Sub-Advisers are responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. The Adviser and Sub-Advisers are also responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

         In purchasing and selling each Fund's portfolio securities, it is the Adviser's and each Sub-Adviser's policy to obtain quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, a Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute a Fund's portfolio transactions, considerations is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Adviser or a Sub-Adviser or the Funds. It is not the policy of the Adviser or Sub-Advisers to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

         Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

         For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Fund. However, the price of the securities generally includes compensation which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

         With respect to equity and fixed income securities, the Adviser and Sub-Advisers may effect principal transactions on behalf of the Funds with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The prices the Funds pay to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. The Adviser and Sub-Advisers may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

         The Adviser and Sub-Advisers receive a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a Fund's portfolio is likely to be invested. The Adviser and Sub-Advisers cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, the Adviser and Sub-Advisers may be relieved of expenses which they might otherwise bear. In some cases, research services are generated by third parties but are provided to the Adviser and Sub-Advisers by or through brokers.

         Certain broker-dealers which provide quality execution services also furnish research services to the Adviser and Sub-Advisers. The Adviser and Sub-Advisers have adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts as to which it exercises investment discretion. Accordingly, the Adviser and Sub-

Advisers may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.


         Portfolio securities will not be purchased from or sold to the Adviser, Sub-Advisers, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

         The Sub-Advisers currently provide investment advice to private advisory accounts that have investment objectives and programs similar to the Trust. Accordingly, occasions may arise when a Sub-Adviser may engage in simultaneous purchase and sale transactions of securities that are consistent with the investment objectives and programs of the Trustand other accounts.


         On those occasions when such simultaneous investment decisions are made, the Sub-Adviser will allocate purchase and sale transactions in an equitable manner according to written procedures approved by the Board of Trustees of the Trust. Specifically, such written procedures provide that, in allocating purchase and sale transactions made on a combined basis, the Sub-Adviser will seek to achieve the same average unit price of securities for each entity and will seek to allocate, as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased or sold by each entity. Such procedures may, in certain instances, be either advantageous or disadvantageous to the Trust.

PURCHASE AND REDEMPTION OF SECURITIES BEING OFFERED

         Letter of Intent. In submitting a Letter of Intent to purchase shares of the Funds at a reduced sales charge, the investor agrees to the terms of the Prospectus, the Applications used to buy such shares, and the language in this Statement of Additional Information as to Letters of Intent, as they may be amended from time to time by the Trust. Such amendments will apply automatically to existing Letters of Intent.

         A Letter of Intent ("Letter") is the investor's statement of intention to purchase shares of one or more of the Funds during the 13-month period from the investor's first purchase pursuant to the Letter (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The investor states the intention to make the aggregate amount of purchases (excluding any reinvestment of dividends or distributions or purchases made at net asset value without sales charge), which together with the investor's holdings of such funds (calculated at their respective public offering prices calculated on the date of the Letter) will equal or exceed the amount specified in the Letter to obtain the reduced sales charge rate (as set forth in "How To Purchase Shares" in the Prospectus) applicable to purchases of shares in that amount (the "intended amount"). Each purchase under the Letter will be made at the public offering price applicable to a single lump-sum purchase of shares in the intended amount, as described in the Prospectus.

         In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of such Fund shares on the last day of that period, do not equal or exceed the intended amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below, as those terms may be amended from time to time. The investor agrees that shares equal in value to 5% of the intended amount will be held in escrow by the Trust's transfer agent subject to the Terms of Escrow.

         If the total eligible purchases made during the Letter or Intent period do not equal or exceed the intended amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

         In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to refer to the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

Terms of Escrow

         1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value to 5% of the intended amount specified in the Letter shall be held in escrow by the Fund's transfer agent. For example, if the intended amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

         3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4. By signing the Letter, the investor irrevocably constitutes and appoints the transfer agent of the Trust as attorney-in-fact to surrender for redemption any or all escrowed shares.

         5. Shares held in escrow hereunder will automatically be exchanged for shares of another Fund to which an exchange is requested, and the escrow will be transferred to that other Fund.

         In-Kind. Each Fund intends to pay all redemptions of its shares in cash. However, each Fund may make full or partial payment of any redemption request by the payment to shareholders of portfolio securities of the applicable Fund (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price. The Funds, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, have filed a notification of election under which each Fund is committed to pay in cash to any shareholder of record, all such shareholder's requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Fund's net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner as the Board of Trustees of the Trust deems fair and equitable. If shareholders were to receive redemptions-in-kind, they would incur brokerage costs should they wish to liquidate the portfolio securities received in such payment of their redemption request. The Trust does not anticipate making redemptions-in-kind.


         The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (1) for any period during which trading on the New York Stock Exchange ("NYSE") is restricted or such Exchange is closed, other than customary weekend and holiday closings, (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Fund is not reasonably practicable, or (3) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.

SHAREHOLDER SERVICES


         Systematic Withdrawal Program. A shareholder owning or purchasing shares of any Fund having a total value of $10,000 or more may participate in a systematic withdrawal program providing regular monthly or quarterly payments
 . An application form containing details of the Systematic Withdrawal Program is available upon request from the Funds' transfer agent. The Program is voluntary and may be terminated at any time by the shareholders.


         Income dividends and capital gain distributions on shares of the Funds held in a Systematic Withdrawal Program are automatically reinvested in additional shares of the relevant Fund at net asset value. A Systematic Withdrawal Program is not an annuity and does not and cannot protect against loss in declining markets. Amounts paid to a shareholder from the Systematic Withdrawal Program represents the proceeds from redemptions of Fund shares, and the value of the shareholder's investment in a Fund will be reduced to the extent that the payments exceed any increase in the aggregate value of the shareholder's shares (including shares purchased through reinvestment of dividends and distributions). If a shareholder receives payments that are greater than the appreciation in value of his or her shares, plus the income earned on the shares, the shareholder may eventually withdraw his or her entire account balance. This will occur more rapidly in a declining market. For tax purposes, depending upon the shareholder's cost basis and date of purchase, each withdrawal will result in a capital gain or loss. See "Dividends, Distributions and Taxes" in this SAI and in the Funds' Prospectus.

         The Funds offer certain shareholder services, which are designed to facilitate investment in their shares. Each of the options is described in the Funds' Prospectus. All of these special services may be terminated by either the Funds or the shareholder without any prior written notice.


         Systematic Exchange Program. The Systematic Exchange Program allows you to make regular, systematic exchanges from one Orbitex Fund account into another Orbitex Fund account. By setting up the program, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a second Fund. An exchange transaction is a sale and a purchase of share for federal income tax purposes and may result in a capital gain or loss.

         To participate in the Systematic Exchange Program, you must have an initial account balance of $10,000 in the first account and at least
$1,000 in the second account. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation the program will be terminated. You may also terminate the program by calling or writing the Fund. Once participation in the program has been terminated for any reason, to reinstate the program you must do so in writing; simply investing additional funds will not reinstate the program.


DETERMINATION OF NET ASSET VALUE


         The net asset value of shares of each Fund is normally calculated as of the close of trading on the NYSE on every day the NYSE is open for trading. The NYSE is open Monday through Friday except on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued at prices obtained from an independent pricing service. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser or a Sub-Adviser deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used.

         Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, as described above, are valued as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.


         Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays in various foreign markets on days which are not business days in New York and on which a Fund's net asset value is not calculated. Each Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities will be valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.


TAXES


         Each Fund intends to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code. In general, to qualify as a RIC: (a) at least 90% of the gross income of a Fund for the taxable year must be derived from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities; (b) less than 30% of a Fund's gross income for the taxable year can be attributable to gains (without deductions for losses) from the sale or other disposition of securities held for less than three months; (c) a Fund must distribute to its shareholders 90% of its ordinary income and net short-term capital gains; and
(d) a Fund must diversity its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and
(ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.


         In addition, each Fund must declare and distribute dividends equal to at least 98% of its ordinary income (as of the twelve months ended December 31) and at least 98% of its net capital gain (as of the twelve months ended October
31), in order to avoid a federal excise tax. Each Fund intends to make the required distributions, but they cannot guarantee that they will do so. Dividends attributable to a Fund's ordinary income and net capital gain dividends are taxable as such to shareholders in the year in which they are received except dividends declared in October, November and December and paid in January.

         A corporate shareholder may be entitled to take a deduction for income dividends received by it that are attributable to dividends received from a domestic corporation, provided that both the corporate shareholder retains its shares in the applicable Fund for more than 45 days and the Fund retains its shares in the issuer from whom it received the income dividends for more than 45 days. A distribution of net capital gain reflects a Fund's excess of net long-term gains over its net short-term losses. Each Fund must designate distributions of net capital gain and must notify shareholders of this designation within sixty days after the close of the Trust's taxable year. A corporate shareholder of a Fund cannot use a dividends-received deduction for distributions of net capital gain.

         Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased. Adjustments, to reflect these gains and losses will be made at the end of each Fund's taxable year.

         At the time of purchase, each Fund's net asset value may reflect undistributed income or net capital gains. A subsequent distribution to shareholders of such amounts, although constituting a return of their investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, each Fund is permitted to carry forward its net realized capital losses, if any, for eight years, and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains.


         Income received by each Fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Internal Revenue Code, if more than 50% of the value of a Fund's total assets at the close of its taxable year comprise securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of any foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to:
(i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

         The Strategic Natural Resources Fund, the Asian High Yield Fund and the Asian Select Advisers Fund intend to meet the requirements of the Internal Revenue Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that they will be able to do so. Shareholders of such Funds will be notified within 60 days after the close of each taxable year of a Fund, if that Fund will "pass through" foreign taxes paid for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Internal Revenue Code, will not be affected by any such "pass through" of foreign tax credits.

         If, in any taxable year, a Fund should not qualify as a RIC under the Internal Revenue Code: (1) that Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) that Fund's distributions to the extent made out of that Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), and may qualify for the deduction for dividends received by corporations.

         Passive Foreign Investment Companies. If a Fund purchases shares in certain foreign passive investment entities described in the Internal Revenue Code as passive foreign investment companies ("PFIC"), the Fund will be subject to U.S. federal income tax on a portion of any "excess distribution" (the Fund's ratable share of distributions in any year that exceeds 125% of the average annual distribution received by the Fund in the three preceding years or the Fund's holding period, if shorter, and any gain from the disposition of such shares) even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such "excess distributions." If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Internal Revenue Code (and if the PFIC were to comply with certain reporting requirements), in lieu of the foregoing requirements the Fund would be required to include in income each year its pro rata share of the PFIC's ordinary earnings and net realized capital gains, whether or not such amounts were actually distributed to the Fund.

         Pursuant to legislation enacted August 5, 1997 any taxpayer holding shares of "marketable" PFICs may make an election to mark that stock to market at the close of the taxpayer's taxable year. A Fund making an irrevocable election will mark its PFICs to market at taxable year-end for income tax purposes and at October 31 for purposes of the excise tax minimum distribution requirements of Code Section 4982. This provision is effective for taxable years of U.S. persons beginning after December 31, 1997, and taxable years of foreign corporations ending with or within such taxable years of U.S. persons.

ORGANIZATION OF THE TRUST

         As a Delaware business trust entity, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment objectives, policies, and restrictions of the Funds; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

         Costs incurred by the Funds in connection with their organization, estimated at $15,000 for each Fund, will be amortized on a straight line basis over a five year period beginning at the commencement of operations of the Funds. In the event that any of the initial shares of the Funds are redeemed during the amortization period, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares outstanding at the time of such redemption.

PERFORMANCE INFORMATION ABOUT THE FUNDS

Total Return Calculations

         Each Fund may provide average annual total return information calculated according to a formula prescribed by the SEC. According to that formula, average annual total return figures represent the average annual compounded rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by then current net asset value of that Fund assuming that all dividends and capital gains distributions during the stated period were reinvested in shares of the Fund when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:

T = (ERV/P)(1/n) - 1

where T equals average annual total return; where ERV, the ending redeemable value, is the value at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period; where P equals a hypothetical initial payment of $1,000; and where n equals the number of years.

         Each Fund, from time to time, also may advertise its cumulative total return figures. Cumulative total return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in shares of that Fund. Cumulative total return is calculated by finding the compound rates of a hypothetical investment over such period, according to the following formula (cumulative total return is then expressed as a percentage):

C = (ERV/P) - 1

Where:

                  C =      Cumulative Total Return
                  P =      a hypothetical initial investment of $1,000
    ERV = ending redeemable value; ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Yield Calculation.

         In addition to providing cumulative total return information, the Asian High Yield Fund may also illustrate its performance by providing information concerning its yield.

         The Fund's yield is based on a specified 30-day (or one month) period and is computed by dividing the net investment income per share earned during the specified period by the maximum offering price (i.e., net asset value) per share on the last day of the specified period, and annualizing the net results according to the following formula:

YIELD = 2[(a-b + 1)(6) - 1]
           ---
             cd

Where:
                  a =      dividends and interest earned during the period.
                  b =      expenses accrued for the period (net of
                           reimbursements).
                  c =      the average daily number of shares outstanding
                           during the period that were entitled to receive dividends.
                  d =      the maximum offering price per share on the last day
                           of the period.

         Yield fluctuations may reflect changes in the Fund's net income, and portfolio changes resulting from net purchases or net redemptions of the Fund's shares may affect its yield. Accordingly, the Fund's yield may vary from day to day, and the yield stated for a particular past period is not necessarily representative of the Fund's future yield. The Fund's yield is not guaranteed, and its principal is not insured.

         From time to time, in reports and promotional literature, each Fund's performance may be compared to: (1) other groups of mutual funds tracked by: (A) Lipper Analytical Services, a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual Funds Survey and Mutual Fund Honor Roll; or (C) other financial or business publications, such as Business Week, Money Magazine, and Barron's, which provide similar information; (2) the Consumer Price Index (measure for inflation), which may be used to assess the real rate of return from an investment in each Fund; (3) other Government statistics such as GNP, and net import and export figures derived from Governmental publications, e.g., The Survey of Current Business, which may be used to illustrate investment attributes of each Fund or the general economic, business, investment, or financial environment in which each Fund operates; (4) Alexander Steele's Mutual Fund Expert, a tracking service which ranks various mutual funds according to their performance; and (5) Morningstar, Inc. which ranks mutual funds on the basis of historical risk and total return. Morningstar's rankings are calculated using the mutual fund's average annual returns for a certain period and a risk factor that reflects the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five star (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3, 5, and 10-year periods. In each category, Morningstar limits its five star rankings to 10% of the funds it follows and its four star rankings to 22.5% of the funds it follows. Rankings are not absolute or necessarily predictive of future performance.


         In addition, the performance of the Funds may be compared to indices of broad groups of similar but unmanaged securities or other benchmarks considered to be representative of a Fund's holdings.

         The performance of the indices that may be used as benchmarks for each Fund's performance, unlike the returns of the Funds, do not include the effect of paying brokerage costs (for equity securities) and other transaction costs that investors normally incur when investing directly in the securities in those indices.

         The Trust may also illustrate a particular Fund's investment returns or returns in general by graphs and charts, that compare, at various points in time, the return from an investment in the particular Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the same return on a taxable basis.

INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP whose address is 160 Federal Street, Boston, Massachusetts 02110 serves as the Trust's Independent Accountants providing services including (1) audit of annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of the Funds.

LEGAL MATTERS

         Legal advice regarding certain matters relating to the federal securities laws applicable to the Trust and the offer and sale of its shares has been provided by Rogers & Wells, 200 Park Avenue, New York, New York 10166, which serves as Counsel to the Trust.

FINANCIAL STATEMENTS


         Following are (1) the Statement of Assets and Liabilities for the Orbitex Group of Funds at May 29, 1997 including the notes thereto and the report of Price Waterhouse LLP thereon and (2) the unaudited Statement of Assets and Liabilities for the Orbitex Group of Funds at September 24, 1997 including the notes thereto.

                             ORBITEX GROUP OF FUNDS
                       STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 29, 1997

                                   Global           Info-Tech &                     Asian High
                              Natural Resources    Communications       Growth         Yield       Asian Select
                                    Fund               Fund              Fund           Fund       Advisers Fund
                                    ----               ----              ----           ----       -------------
ASSETS

Cash                                $20,000           $20,000           $20,000       $20,000       $20,000
Deferred organizational
    expenses                         14,265            14,265            14,265        14,265        14,265
Prepaid registration                 14,600            14,600            14,600        14,600        14,600
                                     ------            ------            ------        ------        ------

Total Assets                         48,865            48,865            48,865        48,865        48,865


LIABILITIES

Payable to Adviser                   28,865             28,865           28,865        28,865        28,865
                                     ------            ------            ------        ------        ------

NET ASSETS                          $20,000            $20,000          $20,000       $20,000       $20,000
                                    =======            =======          =======       =======       =======


Shares outstanding                1,333.333          1,333.333        1,333.333     1,666.667     1,333.333
 (unlimited amount
   authorized ,$.001 par value)

Net asset value per share            $15.00             $15.00           $15.00        $12.00        $15.00

Offering price per share             $15.92             $15.92           $15.92        $12.60        $15.92

Net assets consist of:
Capital paid in                     $20,000            $20,000          $20,000       $20,000       $20,000
                                    =======            =======          =======       =======       =======

NET ASSETS                          $20,000            $20,000          $20,000       $20,000       $20,000
                                    =======            =======          =======       =======       =======

                       See Notes to Financial Statements.

                             ORBITEX GROUP OF FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                  MAY 29, 1997



1.    Organization

     The Orbitex Group of Funds (the "Trust"), an open-end diversified management investment company, was organized as a Delaware business trust in December, 1996. The Trust has been inactive since that date except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale of its shares to Orbitex Management, Inc., the Trust's Investment Adviser. The Trust currently consists of five portfolios, Global Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisers Fund (collectively the "Funds" and individually the "Fund"), each of which represents a separate series of beneficial interest in the Trust. All funds are offered at net asset value plus a maximum sales load of 5.75%, except for the Asian High Yield Fund, which is offered at net asset value plus a maximum sales load of 4.75%.

2.    Deferred Organizational Expenses

     Estimated organizational expenses will be deferred and amortized over a period not to exceed five years commencing with operations. In the event that any of the initial shares are redeemed by the Adviser during the amortization period, the proceeds of such redemption will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expense in the same proportion as the number of shares being redeemed bears to the number of initial shares of the respective portfolio outstanding at the time of such redemption.

3.    Agreements and Transactions with Affiliates

     Each Fund has entered into an Investment Advisory Agreement with Orbitex Management, Inc. (the "Adviser"), as described under "How the Trust is Managed" in the Prospectus. As compensation for the services rendered, facilities furnished, and expenses borne by the Adviser, the Funds will pay the Adviser a fee accrued daily and paid monthly, at the annualized rate of 1.25% for Global Natural Resources Fund, 1.25% for Info-Tech & Communications Fund, 0.75% for Growth Fund, 1.25% for Asian High Yield Fund, and 1.50% for Asian Select Advisers Fund. The Advisory Agreement also provides that the Adviser may retain Sub-Advisers at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Funds of the Trust.

     The Adviser has agreed to waive or limit its fees and to pay certain operating expenses to the extent necessary to limit total fund operating expenses to 2.40%, 2.40%, 1.60%, 2.00%, and 2.50% for Global Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisers Fund, respectively, subject to possible reimbursement by the Funds in future years if such reimbursement can be achieved within the foregoing expense limits.

                        Report of Independent Accountants
                        ---------------------------------


To the Shareholders and Trustees of the Orbitex Group of Funds:

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial positions of Global Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund, and Asian Select Advisers Fund, constituting of the Orbitex Group of Funds ( the "Trust") at May 29, 1997, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Trust's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, MA
May 30, 1997

                             ORBITEX GROUP OF FUNDS
                       STATEMENT OF ASSETS AND LIABILITIES
                         SEPTEMBER 24, 1997 (UNAUDITED)

                                 Strategic          Info-Tech &                     Asian High
                              Natural Resources    Communications     Growth          Yield            Asian Select
                                    Fund               Fund            Fund            Fund           Advisers Fund
                                    ----               ----            ----            ----           -------------
ASSETS

Cash                              $20,000           $20,000          $20,000            $20,000         $20,000
Deferred organizational
    expenses                       14,265            14,265           14,265             14,265          14,265
Prepaid registration               14,600            14,600           14,600             14,600          14,600
                                   ------            ------          -------             ------         -------

Total Assets                       48,865            48,865           48,865             48,865          48,865



LIABILITIES

Payable to Adviser                  28,865            28,865          28,865             28,865          28,865
                                    ------            ------          -------             ------         -------


NET ASSETS                         $20,000           $20,000         $20,000             $20,000        $20,000
                                   =======           =======         =======             =======        =======



Shares outstanding                1,333.333        1,333.333       1,333.333           1,666.667      1,333.333
 (unlimited amount
   authorized ,$.001 par value)

Net asset value per share            $15.00           $15.00          $15.00              $12.00         $15.00

Offering price per share             $15.92           $15.92          $15.92              $12.60         $15.92

Net assets consist of:
Capital paid in                     $20,000          $20,000         $20,000             $20,000        $20,000
                                    =======          =======         =======             =======        =======

NET ASSETS                          $20,000          $20,000         $20,000             $20,000        $20,000
                                    =======          ========        =======             =======        =======

                       See Notes to Financial Statements.

                             ORBITEX GROUP OF FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                         SEPTEMBER 24, 1997 (UNAUDITED)



1.    Organization

     The Orbitex Group of Funds (the "Trust"), an open-end diversified management investment company, was organized as a Delaware business trust in December, 1996. The Trust has been inactive since that date except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale of its shares to Orbitex Management, Inc., the Trust's Investment Adviser. The Trust currently consists of five portfolios, Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisers Fund (collectively the "Funds" and individually the "Fund"), each of which represents a separate series of beneficial interest in the Trust. All funds are offered at net asset value plus a maximum sales load of 5.75%, except for the Asian High Yield Fund, which is offered at net asset value plus a maximum sales load of 4.75%.

     Effective June, 1997 the name of the Global Natural Resources Fund was changed to the Strategic Natural Resources Fund.

2.    Deferred Organizational Expenses

     Estimated organizational expenses will be deferred and amortized over a period not to exceed five years commencing with operations. In the event that any of the initial shares are redeemed by the Adviser during the amortization period, the proceeds of such redemption will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expense in the same proportion as the number of shares being redeemed bears to the number of initial shares of the respective portfolio outstanding at the time of such redemption.

3.    Agreements and Transactions with Affiliates

     Each Fund has entered into an Investment Advisory Agreement with Orbitex Management, Inc. (the "Adviser"), as described under "How the Trust is Managed" in the Prospectus. As compensation for the services rendered, facilities furnished, and expenses borne by the Adviser, the Funds will pay the Adviser a fee accrued daily and paid monthly, at the annualized rate of 1.25% for Strategic Natural Resources Fund, 1.25% for Info-Tech & Communications Fund, 0.75% for Growth Fund, 1.25% for Asian High Yield Fund, and 1.50% for Asian Select Advisers Fund. The Advisory Agreement also provides that the Adviser may retain Sub-Advisers at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Funds of the Trust.

     The Adviser has agreed to waive or limit its fees and to pay certain operating expenses to the extent necessary to limit total fund operating expenses to 2.40%, 2.40%, 1.60%, 2.00%, and 2.50% for Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisers Fund, respectively, subject to possible reimbursement by the Funds in future years if such reimbursement can be achieved within the foregoing expense limits. The Adviser has agreed to waive or limit its fees and to pay all operating expenses of the Asian High Yield Fund for the first sixty days of Fund operations, thereby resulting in a lower annualized expense limitation.

PART C.           OTHER INFORMATION


Item 24.          Financial Statements and Exhibits.

       (a)        (1) Financial Statements included in Prospectus: None

                  (2) Financial Statements for the Orbitex Group of Funds at May 29, 1997 included in the Statement of Additional Information:
                           1.  Report of Independent Accountants
                           2.  Statement of Assets and Liabilities
                           3.  Notes to Financial Statements
                           4.  Consent of Independent Accountants
                  (3) Financial Statements, which are unaudited, for the Orbitex Group of Funds at September 24, 1997
                      included in the Statement of Additional Information:
                           1.  Statement of Assets and Liabilities
                           2.  Notes to Financial Statements

       (b)        Exhibits:

                  1.       Declaration of Trust of Orbitex Group of Funds (the "Trust").*

                  2.       By-Laws of the Trust.*

                  3.       Not applicable.

                  5(a).    Form of Investment Advisory Agreement by and between the Trust on behalf of each Fund and
                           Orbitex Management, Inc.**

                  5(b).    Form of Sub-Advisory Agreement among the Trust, on behalf of the Asian High Yield Fund,
                           Orbitex Management, Inc. and J.P. Morgan Investment Management Inc.

                  5(c).    Form of Sub-Advisory Agreement among the Trust, on behalf of the Asian Select Advisers Fund,
                           Orbitex Management, Inc. and Asia Strategic Investment Management (HK) Limited.**

                  5(d).    Form of Sub-Advisory Agreement among the Trust, on behalf of the Asian Select Advisers Fund,
                           Orbitex Management, Inc. and Bankers Trust Company.

                  5(e).    Form of Sub-Subadvisory Agreement among the Trust, on behalf of the Asian Select Advisers
                           Fund, Orbitex Management, Inc., Bankers Trust Company and BT Fund Managers International
                           Limited.

                  6(a).    Form of Distribution Agreement between the Trust and Funds Distributor, Inc.*

                  6(b).    Form of Selected Dealers Agreement.*

                  7.       Not applicable.

                  8.       Form of Custodian Contract by and between the Trust and State Street Bank and Trust Company.*

--------
*        Previously filed in the Registration Statement on January 29, 1997 and incorporated herein by reference.

**       Previously filed in Pre-Effective Amendment No. 1 to the Registration Statement on April 14, 1997 and
incorporated herein by reference.

                                                                            C-1-


                  9(a).    Form of Transfer Agency and Service Agent Agreement by and between the Trust and State Street
                           Bank and Trust Company.*

                  9(b).    Form of Administration Agreement by and between the Trust and State Street Bank and Trust
                           Company.*

                  10.      Opinion and Consent of Rogers & Wells regarding the legality of the securities being registered.

                  11.      Consent of Independent Accountants.

                  12.      Not applicable.

                  13.      Form of Share Subscription Agreement by and between Orbitex Management, Inc. and the Trust on behalf of each Fund.

                  14.      Form of Individual Retirement Account Agreement.

                  15(a).   Distribution Plan and Agreement Pursuant to Rule 12b-1 under the Investment Company Act of
                           1940.

                  15(b).   Form of Distribution Sub-Agreement.

                  16.      Schedule for Computation of Performance Quotation.+

                  17.      Not applicable.

                  18.      Not applicable.

                  19.      Powers of Attorney.


Item 25.          Persons Controlled by or under Common Control with Registrant.


                  None


Item 26. Number of Holders of Securities, as of the effective date of this Registration Statement.
                  -------------------------------------------------------------
                  Title of Class                     Number of Record Holders
                  --------------                     ------------------------

                  Orbitex Strategic Natural Resources Fund        1
                  Orbitex Info-Tech & Communications Fund         1
                  Orbitex Growth Fund                             1
                  Orbitex Asian High Yield Fund                   1
                  Orbitex Asian Select Advisers Fund              1


--------
* Previously filed in the Registration Statement on January 29, 1997 and incorporated herein by reference.

+        To be filed by amendment.


                                                                            C-2-

Item 27.          Indemnification

                  Reference is made to Article VI of the Registrant's Declaration of Trust filed herein as Exhibit 1 to this Registration Statement.

                  The Registrant will indemnify its Trustees and officers to the extent permitted by law. Indemnification may not be made if the Trustee or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his office ("Disabling Conduct"). The means of determining whether indemnification shall be made are (1) a final decision on the merits by a court or other body before whom the proceeding is brought that the Trustee or officer was not liable by reason of Disabling Conduct, or (2) in the absence of such a decision, a reasonable determination, based on a review of the facts, that the Trustee or officer was not liable by reason of Disabling Conduct. Such latter determination may be made either by (a) vote of a majority of Trustees who are neither interested persons (as defined in the Investment Company Act of 1940) nor parties to the proceeding or (b) independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the Trustee or officer agrees to repay the advance (if it is determined that he is not entitled to the indemnification) and one of three other conditions is satisfied: (1) he provides security for his agreement to repay; (2) the Registrant is insured against loss by reason of lawful advances; or (3) the Trustees who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the Trustee or officer will be found entitled to indemnification.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to Trustees, officers, controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 28.          Business and Other Connections of the Adviser and the
                  Sub-Advisers.

                  (a) Certain information pertaining to business and other connections of the Registrant's Adviser, Orbitex Management, Inc. is hereby incorporated herein by reference to the section of the Prospectus captioned "How the Trust is Managed" and to the section of the Statement of Additional Information captioned "Investment Management and Other Services." The information required by this Item 28 with respect to each director, officer or partner of Orbitex Management, Inc. is incorporated by reference to Form ADV filed by Orbitex Management, Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-52312).

                  (b) Certain information pertaining to business and other connections of Asia Strategic Investment Management Limited, one of the Registrant's Sub-Advisers, is hereby incorporated herein by reference to the section of the Prospectus captioned "How the Trust is Managed" and to the section of the Statement of Additional Information captioned "Investment Management and Other Services." Set forth below is a list of each director and officer of Asia Strategic Investment Management Limited indicating each business, profession, vocation, or employment of a substantial

                                                                            C-3-
                  nature in which each such person has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, partner, or trustee. The principal business address of each individual listed in the table below, unless otherwise indicated, is Chekiang First Bank Center, 1 Duddell Street, Hong Kong.


                                                            Position with Asian Strategic Investment
                                                                 Management Limited ("ASIM") and
                                  Name                        Other Positions within Last Two Years
                                  ----                        -------------------------------------
                       Michael Tze Han Lee          Managing Director, ASIM, 1995 - present; Director/Equity Partner,
                                                    Lloyd George Management (Hong Kong) Ltd., 1992 - 1995.

                       Patrick Wai Cheong Shun      Chief Investment Officer, ASIM, 1995 - present; Director/Senior Fund
                                                    Manager, Barclays de Zoete Wedd Investment Management (Hong Kong)
                                                    Limited, 1990 - 1995.

                       James Kuang Kno Cheng        Research Director, ASIM, April 1996 - present; Executive
                                                    Director/Senior Fund Manager, Morgan Stanley Asset Management
                                                    (Singapore) Ltd., 1988 - 1996.

                       Peter King Wah Woo           Director, ASIM, 1995 - present; Director/Associate Director, Kim Eng
                                                    Securities (Hong Kong) Ltd. (investment management firm), 1993 -
                                                    1995.

                       Dr. The Honourable K.P. Li   David Non-executive director, ASIM; Deputy Chairman and Chief
                                                    Executive of the Bank of East Asia, Limited.

                       Li Kai Cheong Samson         Non-executive director, ASIM; Deputy General Manager of the Bank of
                                                    East Asia, Limited.



                  (c) Certain information pertaining to business and other connections of Bankers Trust Company, one of the Registrant's Sub-Advisers, is hereby incorporated herein by reference to the section of the Prospectus captioned "How the Trust is Managed" and to the section of the Statement of Additional Information captioned "Investment Management and Other Services." Set forth below is a list of each director and officer of Bankers Trust Company indicating each business, profession, vocation, or employment of a substantial nature in which each such person has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, partner, or trustee. The principal business address of each individual listed in the table below, unless otherwise indicated, is One Bankers
                  Trust Plaza, New York, New York 10006.


                                                                            C-4-

                                                          Position with Bankers Trust Company and
                                  Name                  Business and Other Positions within Last Two Years
                                  ----                  --------------------------------------------------
                       David Marshall               Chief information officer of Bankers Trust New York Corporation (the
                                                    "Corporation"). Executive vice president of the Corporation and a senior managing director Bankers Trust Company. A member of Bankers
                                                    Trust's Management Committee. Has responsibility for Bankers Trust's technology infrastructure and for the operations units of its
                                                    Investment Banking, Trading & Sales and Risk Management Services
                                                    businesses, as well as for the further development of the firm's technology strategy. Previously, executive vice president and chief information officer of Canadian Imperial Bank of Commerce. Earlier with Unitel Communications Inc. and with the Canadian government from 1977 to 1993, serving consecutively as the country's assistant auditor general; assistant deputy minister, Information Technology for Revenue Canada and assistant deputy minister, Information
                                                    Technology for Employment and Immigration Canada. Also, previously with Toronto Dominion Bank from 1966 to 1977. Member of the Advisory
                                                    Boards of Hewlett Packard, IBM Canada and Microsoft.

                       Richard H. Daniel            Chief Financial Officer, Bankers Trust New York Corporation. Vice
                                                    chairman and chief financial officer of both Bankers Trust Company and the parent, Bankers Trust New York Corporation. Joined Bankers
                                                    Trust as chief financial officer in February of 1996 from Federal
                                                    Home Loan Mortgage Corporation, where he had been chief financial officer since June of 1994. Previously executive vice president and director of financial analysis and panning at BankAmerica
                                                    Corporation from 1987 to 1994, and was earlier with Federal National
                                                    Mortgage Corporation, from 1983 to 1987, as senior vice president for mortgage-backed securities. With Wells Fargo Bank from 1973 to
                                                    1983. Beneficial owner, General Partner of Daniel Brothers, Daniel
                                                    Lingo & Associates, Daniel Pelt and Associates and a beneficial owner of Rhea C. Daniel Trust.

                                                                           C-5-


                       Donald L. Staheli            Chairman of the Board and Chief Executive Officer, Continental Grain
                                                    Company. Director of Bankers Trust Company. Also a director of
                                                    ContiFinancial Corporation, Prudential Life Insurance Company of
                                                    America, Fresenius Medical Care, A.g., America-China Society,
                                                    National Committee on United States-China Relations and the New York
                                                    City Partnership; chairman of the U.S.-China Business Council on
                                                    Foreign Relations and the National Advisory Council of Brigham Young
                                                    University's Marriott School of Management; vice chairman of The
                                                    Points of Light Foundation; and a trustee of the American Graduate
                                                    School of International Management.

                       Patricia Carry Stewart       Former Vice President, The Edna McConnell Clark Foundation (a
                                                    charitable foundation). Director of Bankers Trust. Also a director of CVS Corporation and of the Community Foundation for Palm Beach
                                                    and Martin Counties, and a trustee emerita of Cornell University.

                       George J. Vojta              Vice Chairman of the Corporation, Bankers Trust Company. Director of
                                                    Bankers Trust Company. Also a director of Alicorp S.A., Northwest
                                                    Airlines, Private Export Funding Corp., the New York State Banking
                                                    Board and St. Lukes-Roosevelt Hospital Center; a partner of New York
                                                    City Partnership; and chairman, Wharton Financial Services Center.

                       Paul A. Volcker              Director of Various Corporations. Director of Bankers Trust Company.
                                                    Former Chairman and Chief Executive Officer of Wolfensohn & Co.,
                                                    Inc. and former Chairman of the Board of Governors of the Federal
                                                    Reserve System. Also a director of the American Stock Exchange,
                                                    Nestle S.A., Prudential Insurance Company and UAL Corporation;
                                                    chairman of Group of 30; North American Chairman of the Trilateral
                                                    Commission; co-chairman of Bretton Woods Committee and U.S./Hong
                                                    Kong Economic Cooperation Committee; director of American Council on
                                                    Germany, the Aspen Institute, Council on Foreign Relations, and The
                                                    Japan Society; trustee of The American Assembly; and member of
                                                    Senior Advisory Board of The Arthritis Foundation.

                       Hamish Maxwell               Retired Chairman and Chief Executive Officer, Philip Morris
                                                    Companies, Inc. Director of Bankers Trust Company. Also a director of The News Corporation Limited and Sola International Inc., and
                                                    chairman of WWP Group plc.

                                                                           C-6-


                       Frank N. Newman              Chairman of the Board, Chief Executive Officer and President of the
                                                    Corporation, Bankers Trust Company. Director of Bankers Trust
                                                    Company. Former deputy secretary of the United States Treasury and former vice chairman of the board and director of BankAmerica
                                                    Corporation and Bank of America NT&SA. Also a director of Dow-Jones,
                                                    Inc. and Carnegie Hall.

                       N.J. Nicholas Jr.            Investor. Director of Bankers Trust Company. Former co-chief executive officer of Time Warner Inc. Also a director of Boston
                                                    Scientific Corporation and Xerox Corporation.

                       Russell E. Palmer            Chairman and Chief Executive Officer, The Palmer Group. Director of
                                                    Bankers Trust Company. Former Dean of The Wharton School, University
                                                    of Pennsylvania and former chief executive officer of Touche Ross &
                                                    Co. (now Deloitte & Touche). Also a director of Allied-Signal Inc.,
                                                    Federal Home Loan Mortgage Corporation, GTE Corporation, The May
                                                    Department Stores Company and Safeguard Scientifics, Inc.; member, advisory board of the Controller General of the United States; and a trustee, the University of Pennsylvania.

                       George B. Beitzel            Director of Various Corporations. Director of Bankers Trust Company.
                                                    Retired senior vice president and director, International Business
                                                    Machines Corporation. Also a director of Computer Task Group,
                                                    Phillips Petroleum Company, Caliber Systems, Inc. (formerly Roadway
                                                    Services, Inc.), Rohm and Haas Company and TIG Holdings; chairman emeritus of Amherst College; and chairman of the Colonial
                                                    Williamsburg Foundation.

                       Phillip A. Grifiths          Director, Institute for Advanced Study. Director of Bankers Trust
                                                    Company. Chairman, Committee on Science, Engineering and Public
                                                    Policy of the National Academies of Sciences and Engineering & the
                                                    Institute of Medicine; member, National Academy of Sciences,
                                                    American Academy of Arts and Sciences and American Philosophical
                                                    Society; member and chairman of the Nominations Committee and
                                                    Committee on Science and Engineering Indicators, National Science
                                                    Board; and trustee of North Carolina School of Science and
                                                    Mathematics and the Woodward Academy. Former member of the board of directors, Research Triangle Institute.

                       William R. Howell            Chairman Emeritus, J.C. Penny Company, Inc. Director of Bankers
                                                    Trust Company. Also a director of Exxon Corporation, Halliburton
                                                    Company, Warner-Lambert Company, The Williams Companies, Inc. and
                                                    the National Retail Federation.

                                                                           C-7-


                       Vernon E. Jordan, Jr.        Senior Partner, Akin Gump, Strauss, Hauer & Feld, LLP,
                                                    Attorneys-at-law Washington, D.C. and Dallas, Texas. Director of
                                                    Bankers Trust Company. Former president of the National Urban
                                                    League, Inc. Also a director of American Express Company, Dow-Jones,
                                                    Inc., J.C. Penny Company, Inc., Revlon Group Incorporated, Ryder
                                                    Systems, Inc. Sara Lee Corporation, Union Carbide Corporation and
                                                    Xerox Corporation; and a trustee of Brookings Institution, The Ford
                                                    Foundation and Howard University.

                       Melvin A. Yellin             Senior Managing Director and General Counsel, Bankers Trust Company.
                                                    Director of 1136 Tenants Corporation and ABA Securities Association.


                  (d) Certain information pertaining to business and other connections of J.P. Morgan Investment Management Inc., one of the Registrant's Sub-Advisers, is hereby incorporated herein by reference to the section of the Prospectus captioned "How the Trust is Managed" and to the section of the Statement of Additional Information captioned "Investment Management and Other Services." The information required by this Item 28 with respect to each director, officer or partner of J.P. Morgan Investment Management Inc. is incorporated by reference to Form ADV filed by J.P. Morgan Investment Management Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-21011).


Item 29.          Principal Underwriters.

                  (a) Funds Distributor, Inc. (the "Funds Distributor") acts as principal underwriter for the following investment companies.

                  BJB Investment Funds
                  Foreign Fund, Inc.
                  Fremont Mutual Funds, Inc.
                  Harris Insight Funds Trust
                  HT Insight Funds, Inc. d/b/a Harris Insight Funds The JPM Advisor Funds
                  The JPM Institutional Funds
                  The JPM Pierpont Funds
                  The JPM Series Trust
                  LKCM Fund
                  The Munder Funds Trust
                  The Munder Funds, Inc.
                  The PanAgora Institutional Funds
                  RCM Capital Funds, Inc.
                  RCM Equity Funds, Inc.
                  St. Clair Money Market Fund
                  The Skyline Funds
                  Waterhouse Investors Cash Management Fund, Inc.

                                                                           C-8-

                  Funds Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

                  (b) The information required by this Item 29(b) with respect to each director, officer, or partner of Funds Distributor is incorporated by reference to Schedule A of Form BD filed by Funds Distributor with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (File No. 8-20518).

                  (c) Not applicable.

Item 30.          Location of Accounts and Records.

                  The following entities prepare, maintain and preserve the records required by Section 31(a) of the 1940 Act for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.


                  State Street Bank and Trust Company ("State Street") provides custodian and accounting services pursuant to a Custodian Contract between State Street and the Trust and provides transfer agent and dividend disbursing services pursuant to a Transfer Agency and Service Agreement between State Street and the Trust. In such capacities, State Street provides pricing for each Fund's portfolio securities, keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and keeps records of each shareholder's account and all disbursements made to shareholders. Orbitex Management, Inc., pursuant to its Investment Advisory Agreement with respect to each Fund, maintains all records required pursuant to such agreement. Each Sub-Adviser, pursuant to its Sub-Advisory Agreement with Orbitex Management, Inc. and the Trust with regard to each Fund, maintains all records required pursuant to such agreement. State Street, pursuant to its Administration Agreement with the Trust, maintains all records required pursuant to such agreement. Funds Distributor, Inc., as principal underwriter for the Trust, maintains all records required to be kept pursuant to the Distribution Agreement with the Trust, and such other records as must be maintained pursuant to the Trust's Distribution Plan and Agreement adopted pursuant to Rule 12b-1 under the 1940 Act.


Item 31.          Management Services.

                  Not applicable.

Item 32.          Undertakings.

                  (a) Not applicable.

                  (b) Registrant undertakes to file a post-effective amendment, using financial statements which need not by certified, within four to six months after the commencement of operations of each Fund.

                  (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge, beginning with the fiscal year ending April 30, 1998.

                                                                           C-9-

                                   SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of New York, and the State of New York on the 26th day of September 1997.



                                         ORBITEX GROUP OF FUNDS



                                         By:  /s/ James L. Nelson
                                              ------------------------------
                                                  James L. Nelson
                                                  Trustee and President


       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



       Signature                            Title                                       Date
       ---------                            -----                                       ----
      Otto J. Felber*                       Trustee                                     September 26, 1997
------------------------------------
      Otto J. Felber


  /s/ James L. Nelson                       Trustee, President, Assistant               September 26, 1997
------------------------------------
      James L. Nelson                       Treasurer & Assistant Secretary


  /s/ Timothy Mullaney                      Treasurer                                   September 26, 1997
------------------------------------
      Timothy Mullaney


      Ronald Altbach*                       Trustee                                     September 26, 1997
------------------------------------
      Ronald Altbach


      Thomas Bachmann*                      Trustee                                     September 26, 1997
------------------------------------
      Thomas Bachmann


      Robert Raucci*                        Trustee                                     September 26, 1997
------------------------------------
      Robert Raucci


*  By:  /s/  James L. Nelson
        ------------------------------------
        James L. Nelson, Attorney-in-Fact

                                  EXHIBIT LIST

    Exhibit
    Number                                        Description
    ------                                        -----------

   5(b) Form of Sub-Advisory Agreement among the Trust, on behalf of the Asian High Yield Fund, Orbitex Management, Inc. and J.P. Morgan Investment Management Inc.
   5(d) Form of Sub-Advisory Agreement among the Trust, on behalf of the Asian Select Advisers Fund, Orbitex Management, Inc. and Bankers Trust Company
   5(e) Form of Sub-Subadvisory Agreement among the Trust, on behalf of the Asian Select Advisers Fund, Orbitex Management, Inc., Bankers Trust Company and BT Fund Managers International Limited
  10 Opinion and Consent of Rogers & Wells regarding the legality of the securities being registered
  11     Consent of Independent Accountants
  13     Form of Share Subscription Agreement
  14     Form of Individual Retirement Account Plan Agreement
  15(a)  Form of Distribution Plan and Agreement Pursuant to Rule 12b-1
  15(b)  Form of Distribution Sub-Agreement
  19     Powers of Attorney